SCUDDER
                                                                   INVESTMENTS




      Scudder Select Funds

      Scudder Select 500 Fund

      Scudder Select 1000 Growth Fund

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                                     Class AARP and Class S Shares
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                                   |
                                   |
                                   | Semiannual Report
                                   | August 31, 2001





      Scudder Select 500 Fund seeks to provide long-term growth and income through investment in selected stocks of companies in the S&P 500r Index.

      Scudder Select 1000 Growth Fund seeks to provide long-term growth of capital through investment in selected stocks of companies in the Russell 1000r Growth Index.

Contents
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   3  Letter from the Funds' President         41  Financial Statements

   4  Portfolio Management Review              46  Financial Highlights

 Select 500 Fund                               50  Notes to Financial Statements

  10  Performance Summary                      60  Officers and Trustees

  12  Portfolio Summary                        61  Account Management Resources

  14  Investment Portfolio

 Select 1000 Growth Fund

  26  Performance Summary

  28  Portfolio Summary

  30  Investment Portfolio






Scudder Select Funds                             Ticker Symbol     Fund Number
--------------------------------------------------------------------------------
Scudder Select 500 Fund -- Class AARP                 SSLFX             110
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Scudder Select 500 Fund -- Class S                    SSFFX             310
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Scudder Select 1000 Growth Fund -- Class AARP         SSLOX             211
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Scudder Select 1000 Growth Fund -- Class S            STHGX             311
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Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the funds' prospectus for more complete information, including a complete description of the funds' investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Funds' President
--------------------------------------------------------------------------------

Dear Shareholder,

As we reflect on the senseless destruction of September 11, we recognize that it will be a long road to a full recovery. Our hearts and hands go out to the families and loved ones of the victims. In the aftermath, we have seen great acts of heroism and determination, and it is those aspects of the American character that will guide our recovery.

While we have never faced this type of incident before, history shows that the American people and the U.S. financial systems will recover and endure, as they have through world wars, natural and man-made disasters, assassinations and other world-shattering events. Some investors may respond to the uncertainty by selling assets and retreating to cash, but our experience has told us to keep a steady hand and to focus on our end goals in spite of short-term turbulence. Investors rarely benefit from hasty decisions. While some may experience temporary setbacks in the quest to achieve their goals, we have confidence in the resilience of the American people and our financial markets.

At Zurich Scudder Investments, we are ready to serve you. If you feel compelled to make changes in your investment program, please guard against overreaction to help maintain the best strategy and to achieve your personal long-term goals. If you have any questions, please call us at 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin


Linda C. Coughlin
President
Scudder Select Funds

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                 AARP Investment Program            Scudder Class S
Web site:           aarp.scudder.com                 myScudder.com
Toll-free:           1-800-253-2277                  1-800-SCUDDER
----------------------------------------------------------------------------

Portfolio Management Review
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Scudder Select Funds: A Team Approach to Investing

Scudder Select Funds are managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the funds' management process. Team members work together to develop investment strategies and select securities for each funds' portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Robert D. Tymoczko joined the Advisor in 1997 as a quantitative research analyst. Since 1998 Mr. Tymoczko has been working as a portfolio manager for the Advisor. From 1994 to 1995, Mr. Tymoczko worked as an economic consultant. From 1995 until he joined the Advisor, Mr. Tymoczko worked toward an M.B.A. degree with a concentration in finance and econometrics. He began his investment career in 1992.

Portfolio Manager Stephen Marsh joined the Advisor as a portfolio manager in August 1997. Since 1997 Mr. Marsh has been working as a portfolio manager for the Advisor. Before joining the Advisor, Mr. Marsh worked as an investment consultant with Wood MacKenzie & Co. and Baring Asset Management. He began his investment career in September 1980.

In the following interview, Portfolio Managers Robert Tymoczko and Stephen Marsh discuss the market environment and strategy for the funds' most recent semiannual period ended August 31, 2001.

                     Q: How did the funds perform over their most recent semiannual period?

                     A: Both funds posted negative returns during a difficult environment for stocks, though both outperformed their respective benchmarks during the six month period. Scudder Select 500 Fund (Class S shares) posted a -6.96% return, compared with the -7.98% return of the S&P 500 Index, while Scudder Select 1000 Growth Fund (Class S shares) posted a -12.58% total return compared with the -13.50% return of the Russell 1000 Growth Index. Both funds have outperformed their respective indices since their May 17, 1999, inception date through the close of the period. Since inception through August 31, 2001, the Class S return of the Select 500 Fund was -5.78%, while the return on the S&P 500 Index was -12.97%; for the Select 1000 Growth Fund, the Class S return since inception was -23.46% compared with the -25.75% total return of the Russell 1000 Growth Index. (The one-year Class S returns for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund for the period ended August 31, 2001, were -21.01% and -44.63%, respectively.)

                     Q: How would you describe the market environment during this period?

                     A: It was a period in which small-capitalization^1 (small-cap) stocks outperformed large caps and value stocks outperformed growth stocks by a significant percentage. During the second quarter of 2001 growth

^1 Capitalization is defined as the value of a company's outstanding shares of common stock, calculated by multiplying the number of outstanding shares by the company's current share price.

                     stocks made a brief comeback -- primarily during April -- as investors came to believe that the U.S. economy would rebound during the second half of this year. As more statistical information concerning the guarded prospects for the economy came in -- declining consumer confidence and a host of corporate earnings disappointments, for example -- the markets moved down. Thus far the Federal Reserve's moves to revive the economy by lowering interest rates haven't obtained the desired results. So the period was marked by quite a contrast: a lot of optimism going into the late spring/early summer period that seems to have dissipated for the moment.

                     Q: Given the recent volatility and the events of September 11, have you changed the funds' basic strategy in any way?

                     A: No we haven't. We believe that one of the strengths of the Select Funds is that neither fund makes systematic factor or sector bets. (By systematic factor bets, we mean selecting stocks based on such factors as market capitalization, market risk, or growth versus value styles.) So, in a volatile environment such as this where it's extremely difficult to pick the right factors or sectors month to month or day to day, we think the fact that the funds don't make systematic bets works in our favor. All selection is stock specific. Having said that, we'll rebalance the portfolio to reflect stocks' true rankings within the respective indices when the markets become more stable, and determine whether some stocks that were previously not attractive are now attractive.

--------------------------------------------------------------------------------
 How the funds are managed
--------------------------------------------------------------------------------

The Scudder Select funds seek to outperform the benchmark index for each fund -- the S&P 500 Index for the Select 500 Fund and the Russell 1000 Growth Index for the Select 1000 Growth Fund. (The S&P 500 Index comprises 500 leading companies representing every major industry segment, and includes both "growth" and "value" stocks, while the Russell 1000 Growth Index comprises companies that are considered to have above-average growth prospects among the 1,000 U.S. companies with the largest market capitalizations.) Both Select Series funds start with all the companies in the appropriate stock index, use a disciplined approach to eliminate stocks expected to perform less well, and construct a diversified portfolio from the rest.

Each Select fund uses a proprietary computer model to rank all of the companies in the applicable investment universe based on a number of stock-specific characteristics such as growth prospects, price-to-earnings ratio and stock price momentum. Stocks that rank in the bottom 20 percent are eliminated from consideration, while the remaining stocks are candidates for the portfolio. This means that Scudder Select 500 Fund will hold only stocks expected to be in the best-performing 80 percent of the S&P 500; likewise Scudder Select 1000 Growth Fund holds only stocks rated in the top 80 percent of the Russell 1000 Growth Index.

Stock Selection Process:
Addition by Subtraction

After narrowing the list of potential holdings, the managers construct a portfolio that takes into account a mix of key stock characteristics such as industry exposure, price-to-earnings ratios and price volatility. The goal is to keep each fund's level of risk similar to that of the benchmark index, while providing higher returns over time by excluding the lowest-ranked companies in the index. The result should be an improved tradeoff between risk and reward. Holdings for both Select funds are rebalanced on an ongoing basis to reflect changes in the rankings of the stocks within their respective indices over time.
--------------------------------------------------------------------------------

                     Q: How did the funds perform in terms of stock selection during the period?

                     A: For the Select 500 Fund, stock selection was positive and helped performance in the technology and telecommunications sectors. Performance was hurt by stock selection in the basic industries and consumer discretionary sectors. For the Select 1000 Growth Fund, stock selection helped performance in the technology, consumer staples and telecommunications sectors. Sectors that had a negative impact on performance were basic industries, consumer discretionary and energy. For both funds, stock selection within the technology sector continues to be the largest positive contributor to performance since inception.

                     Q: What is your outlook for the stock market and the funds?

                     A: While we believe that investments in stocks are an investor's best bet over the long term, we are cautious in the short run. Market valuations^2 are 50 to 60 percent above historical norms, and excess valuations in certain sectors are still being wrung out. The decline in the U.S. dollar has been one of the hallmarks of this period, especially over the last two months. And the expansive monetary policy enacted by the Fed could lead to increasing inflationary pressures. We see the possibility of increased inflation and significant devaluation in the U.S. dollar as the two biggest threats to the economy. Both could cause interest rates to rise, which could in turn cause some additional pain for the stock market in the coming months.

^2 Stock analysis determines the market value of a company's stock based on the outlook for earnings and the market value of assets on the balance sheet. Valuation is normally expressed in terms of price-to-earnings (or P/E) ratio. A stock with a high P/E is said to have a high valuation, while a stock with a low P/E is said to have a low valuation.

                     Q: Do you see attractive stocks in the market right now?

                     A: Yes we do. Following the events of September 11, many companies -- airlines, reinsurance companies and others -- were priced as if the ongoing expectation is that every quarter there's going to be a horrific event that's going to severely impact earnings. We don't think that's realistic. The ways we predict earnings and measure shareholder value haven't changed because of the recent terrorist attacks. We are confident that the stock market -- and the Select 500 and Select 1000 Growth funds -- will continue to offer attractive returns to investors over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Performance Summary                                              August 31, 2001
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Scudder Select 500 Fund

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 Average Annual Total Returns**
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                                                                         Life of
Scudder Select 500 Fund                               6-Month   1-Year    Class*
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Class S                                                -6.96%  -21.01%    -2.56%
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S&P 500 Index+                                         -7.98%  -24.39%    -5.89%
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Performance is historical and does not guarantee future results.
Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

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 Net Asset Value and Distribution Information
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                                                       Class AARP      Class S
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Net Asset Value:                                       $   11.18     $   11.18
8/31/01
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2/28/01                                                $   12.03     $   12.03
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Distribution Information:
Six Months:
  Income Dividends                                     $     .01     $     .01
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--------------------------------------------------------------------------------
 Class S Lipper Rankings** -- Large Cap Core Funds Category
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                                                         Number of
                                                            Funds     Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                      122     of      657          19
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Rankings/ratings are historical and do not guarantee future results. Rankings are for Class S; rankings for share classes may vary.

Source: Lipper, Inc.

Scudder Select 500 Fund

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

            Scudder Select
            500 Fund --
            Class S             S&P 500 Index+

   5/99*       10000                10000
   8/99         9942                 9661
  11/99        10503                10196
   2/00        10595                10058
   5/00        10888                10490
   8/00        11929                11239
  11/00        10704                 9765
   2/01        10128                 9235
   5/01        10229                 9384
   8/01         9422                 8703

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--------------------------------------------------------------------------------
 Comparative Results**
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                                                                         Life of
                                                                1-Year    Class*
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Scudder Select 500 Fund         Growth of $10,000               $7,899    $9,422
-- Class S                      ------------------------------------------------
                                Average annual total return     -21.01%   -2.56%
--------------------------------------------------------------------------------
S&P 500 Index+                  Growth of $10,000               $7,561    $8,703
                                ------------------------------------------------
                                Average annual total return     -24.39%   -5.89%
--------------------------------------------------------------------------------
Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999.

** Returns and rankings during the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Return and rankings may differ by share classes.

+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On October 2, 2000, existing Shares of the Fund were redesignated as Class S. In addition, the Fund commenced offering Class AARP. The total return information provided is for the Fund's Class S shares.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance of the classes may vary, expenses ratios are the same.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Summary                                                August 31, 2001
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Scudder Select 500 Fund

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 Asset Allocation                                       8/31/01        2/28/01
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Common Stocks                                              98%            99%
Cash Equivalents                                            2%             1%
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                                                          100%           100%
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--------------------------------------------------------------------------------
 Sector Diversification (Excludes Cash Equivalents)     8/31/01        2/28/01
--------------------------------------------------------------------------------

Financial                                                  16%            16%
Health                                                     14%            16%
Technology                                                 14%            14%
Manufacturing                                              10%            10%
Consumer Staples                                            9%             8%
Consumer Discretionary                                      7%             6%
Energy                                                      7%             8%
Communications                                              7%             9%
Service Industries                                          4%             5%
Other                                                      12%             8%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

Asset allocation and sector diversification are subject to change.

Scudder Select 500 Fund

--------------------------------------------------------------------------------
 Ten Largest Equity Holdings at August 31, 2001* (23.3% of Portfolio)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    3.4%
    Producer of electrical equipment
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                                         3.0%
    Developer of computer software
--------------------------------------------------------------------------------
 3. Exxon Mobil Corp.                                                       2.9%
    Provider of oil internationally
--------------------------------------------------------------------------------
 4. Citigroup, Inc.                                                         2.6%
    Provider of diversified financial services
--------------------------------------------------------------------------------
 5. Pfizer, Inc.                                                            2.6%
    Manufacturer of prescription pharmaceuticals and non-prescription self-medications
--------------------------------------------------------------------------------
 6. Johnson & Johnson                                                       1.9%
    Provider of health care products
--------------------------------------------------------------------------------
 7. American International Group, Inc.                                      1.9%
    Provider of insurance services
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 8. Intel Corp.                                                             1.8%
    Producer of semiconductor memory circuits
--------------------------------------------------------------------------------
 9. Wal-Mart Stores, Inc.                                                   1.6%
    Operator of discount stores
--------------------------------------------------------------------------------
10. International Business Machines Corp.                                   1.6%
    Manufacturer and operator of computer and business equipment
--------------------------------------------------------------------------------

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                           as of August 31, 2001 (Unaudited)
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Scudder Select 500 Fund

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Common Stocks 97.9%
--------------------------------------------------------------------------------

Communications 6.5%
--------------------------------------------------------------------------------

Cellular Telephone 0.3%

AT&T Wireless Services, Inc.*                            2,049          31,756

Sprint Corp. (PCS Group)*                                3,600          89,928
--------------------------------------------------------------------------------

                                                                       121,684
--------------------------------------------------------------------------------

Telephone/Communications 6.2%

AT&T Corp.                                              20,800         396,032

BellSouth Corp.                                         11,400         425,220

Global Crossing Ltd.*                                    3,300          13,959

Nortel Networks Corp.                                   12,200          76,372

Qwest Communications International, Inc.                   598          12,857

SBC Communications, Inc.                                14,900         609,559

Sprint Corp.                                             6,500         151,710

Verizon Communications, Inc.                            11,192         559,600

WorldCom, Inc.*                                         20,500         263,630

WorldCom, Inc. (MCI Group)*                                496           6,393
--------------------------------------------------------------------------------

                                                                     2,515,332
--------------------------------------------------------------------------------

Consumer Discretionary 7.4%
--------------------------------------------------------------------------------

Apparel & Shoes 0.4%

Liz Claiborne, Inc.                                        400          20,980

NIKE, Inc. "B"                                           2,500         125,000

Reebok International Ltd.*                                 900          24,201
--------------------------------------------------------------------------------

                                                                       170,181
--------------------------------------------------------------------------------

Department & Chain Stores 5.4%

Best Buy Co., Inc.*                                      3,600         212,328

Costco Wholesale Corp.*                                  1,500          56,115

CVS Corp.                                                1,800          64,998

Federated Department Stores, Inc.*                       4,200         152,502

The Gap, Inc.                                            5,900         115,935

Home Depot, Inc.                                         8,900         408,955

J.C. Penney Co., Inc.                                      800          19,200

Kohl's Corp.*                                            3,900         216,450
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Lowe's Companies, Inc.                                     600          22,320

May Department Stores Co.                                  900          30,285

Target Corp.                                             1,300          45,045

TJX Companies, Inc.                                      3,200         112,320

Wal-Mart Stores, Inc.                                   13,500         648,675

Walgreen Co.                                             2,700          92,745
--------------------------------------------------------------------------------

                                                                     2,197,873
--------------------------------------------------------------------------------

Hotels & Casinos 0.5%

Carnival Corp. "A"                                       3,500         109,480

Harrah's Entertainment, Inc.*                              600          17,148

Marriott International, Inc. "A"                         1,800          78,930
--------------------------------------------------------------------------------

                                                                       205,558
--------------------------------------------------------------------------------

Restaurants 0.5%

Brinker International, Inc.*                               900          23,940

McDonald's Corp.                                         2,900          87,087

Outback Steakhouse, Inc.*                                1,200          35,100

Starbucks Corp.*                                         1,400          23,618

Tricon Global Restaurants, Inc.*                           400          17,048
--------------------------------------------------------------------------------

                                                                       186,793
--------------------------------------------------------------------------------

Specialty Retail 0.6%

Big Lots, Inc.                                             800           8,480

BJ's Wholesale Club, Inc.*                                 300          14,700

Circuit City Stores -- Circuit City Group                8,000         133,600

RadioShack Corp.                                         3,000          70,200
--------------------------------------------------------------------------------

                                                                       226,980
--------------------------------------------------------------------------------

Consumer Staples 9.3%
--------------------------------------------------------------------------------

Alcohol & Tobacco 1.7%

Anheuser-Busch Companies, Inc.                           6,800         292,672

Philip Morris Companies, Inc.                            8,200         388,680
--------------------------------------------------------------------------------

                                                                       681,352
--------------------------------------------------------------------------------

Consumer Electronic & Photographic 0.7%

Eastman Kodak Co.                                        3,300         147,411

Maytag Corp.                                             4,300         132,139
--------------------------------------------------------------------------------

                                                                       279,550
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Consumer Specialties 0.1%

American Greeting Corp. "A"                              1,700          22,474
--------------------------------------------------------------------------------

Food & Beverage 3.8%

Albertson's, Inc.                                        3,245         113,543

Coca-Cola Co.                                            6,800         330,956

General Mills, Inc.                                        400          17,736

Kroger Co.*                                              4,400         117,128

PepsiCo, Inc.                                            7,550         354,850

Ralston Purina Group                                     7,300         238,564

Safeway, Inc.*                                           2,800         126,308

Unilever NV (New York shares)                            3,500         213,815

Winn-Dixie Stores, Inc.                                  2,300          51,635
--------------------------------------------------------------------------------

                                                                     1,564,535
--------------------------------------------------------------------------------

Package Goods/Cosmetics 3.0%

Avon Products, Inc.                                      3,000         138,390

Clorox Co.                                               5,000         186,250

Colgate-Palmolive Co.                                    2,900         157,035

International Flavors & Fragrances, Inc.                 3,600         108,540

Kimberly-Clark Corp.                                     4,500         279,225

Procter & Gamble Co.                                     5,000         370,750
--------------------------------------------------------------------------------

                                                                     1,240,190
--------------------------------------------------------------------------------

Durables 3.0%
--------------------------------------------------------------------------------

Aerospace 1.5%

Boeing Co.                                               3,800         194,560

Lockheed Martin Corp.                                    2,500          99,650

Rockwell Collins                                         2,600          52,832

Rockwell International Corp.                             7,600         121,980

United Technologies Corp.                                2,100         143,640
--------------------------------------------------------------------------------

                                                                       612,662
--------------------------------------------------------------------------------

Automobiles 0.7%

Dana Corp.                                               2,300          45,080

Ford Motor Co.                                           9,216         183,122

General Motors Corp.                                     1,100          60,225
--------------------------------------------------------------------------------

                                                                       288,427
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Construction/Agricultural Equipment 0.2%

Caterpillar, Inc.                                        1,700          85,000
--------------------------------------------------------------------------------

Telecommunications Equipment 0.6%

ADC Telecommunications, Inc.*                            3,000          13,110

Andrew Corp.*                                            1,100          22,374

Lucent Technologies, Inc.                               13,100          89,342

Palm, Inc.*                                             12,300          44,034

QUALCOMM, Inc. *                                         1,000          58,850

Tellabs, Inc.*                                           1,600          21,312
--------------------------------------------------------------------------------

                                                                       249,022
--------------------------------------------------------------------------------

Energy 7.0%
--------------------------------------------------------------------------------

Oil & Gas Production 0.4%

Anadarko Petroleum Corp.                                 1,456          75,348

Apache Corp.                                             1,000          46,930

El Paso Corp.                                              600          29,154
--------------------------------------------------------------------------------

                                                                       151,432
--------------------------------------------------------------------------------

Oil/Gas Transmission 0.7%

Enron Corp.                                              4,500         157,455

Exelon Corp.                                               900          49,140

Williams Companies, Inc.                                 1,900          61,845
--------------------------------------------------------------------------------

                                                                       268,440
--------------------------------------------------------------------------------

Oil Companies 5.3%

BP Amoco PLC (ADR)                                       5,204         264,780

Chevron Corp.                                            2,800         254,100

Exxon Mobil Corp.                                       29,708       1,192,776

Royal Dutch Petroleum Co. (New York shares)              7,000         396,410

Texaco, Inc.                                             1,000          69,650
--------------------------------------------------------------------------------

                                                                     2,177,716
--------------------------------------------------------------------------------

Oilfield Services/Equip 0.6%

Baker Hughes, Inc.                                       2,100          69,174

Halliburton Co.                                          6,000         167,160

Tidewater, Inc.                                            700          21,777
--------------------------------------------------------------------------------

                                                                       258,111
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Financial 17.0%
--------------------------------------------------------------------------------

Banks 6.0%

Bank of America Corp.                                    9,200         565,800

Bank of New York Co., Inc.                                 900          35,730

Bank One Corp.                                           4,100         142,229

Fifth Third Bancorp.                                     2,600         151,580

First Union Corp.                                        3,200         110,144

FleetBoston Financial Corp.                              5,313         195,678

Golden West Financial Corp.                                800          46,296

JP Morgan Chase & Co.                                    6,940         273,436

MBNA Corp.                                               2,300          79,948

PNC Financial Services Group                             1,100          73,249

SunTrust Banks, Inc.                                     4,000         273,200

U.S. Bancorp                                             3,400          82,416

Wachovia Corp.                                             400          27,860

Washington Mutual, Inc.                                  2,950         110,448

Wells Fargo & Co.                                        6,300         289,863
--------------------------------------------------------------------------------

                                                                     2,457,877
--------------------------------------------------------------------------------

Consumer Finance 3.9%

American Express Co.                                     4,200         152,964

Capital One Financial Corp.                              1,800         100,098

Citigroup, Inc.                                         23,633       1,081,218

Household International, Inc.                            3,400         200,940

Mellon Financial Corp.                                   1,800          63,450
--------------------------------------------------------------------------------

                                                                     1,598,670
--------------------------------------------------------------------------------

Insurance 3.5%

Allstate Corp.                                           2,900          98,397

American International Group, Inc.                       9,642         754,020

Aon Corp.                                                  700          26,005

Chubb Corp.                                                500          33,750

CIGNA Corp.                                              1,000          90,000

Conseco, Inc.*                                           2,700          24,786

Hartford Financial Services Group, Inc.                    200          12,960

Lincoln National Corp.                                   2,200         109,692

MBIA, Inc.                                                 300          16,203
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
MetLife, Inc.                                            5,200         158,600

MGIC Investment Corp.                                    1,300          90,870
--------------------------------------------------------------------------------

                                                                     1,415,283
--------------------------------------------------------------------------------

Other Financial Companies 3.6%

A.G. Edwards, Inc.                                         600          24,480

Fannie Mae                                               5,700         434,397

Freddie Mac                                              2,100         132,048

Legg Mason, Inc.                                           800          35,768

Marsh & McLennan Companies, Inc.                         1,300         120,770

Standard & Poor's 500 Depository Receipt Trust
  (Series I)                                             4,900         559,335

State Street Corp.                                       2,400         116,544

USA Education, Inc.                                        700          55,447
--------------------------------------------------------------------------------

                                                                     1,478,789
--------------------------------------------------------------------------------

Health 14.1%
--------------------------------------------------------------------------------

Biotechnology 0.3%

Biogen, Inc.*                                            1,400          84,504

MedImmune, Inc.*                                           800          32,120
--------------------------------------------------------------------------------

                                                                       116,624
--------------------------------------------------------------------------------

Health Industry Services 1.2%

Aetna, Inc.*                                             5,700         170,430

Cardinal Health, Inc.                                      450          32,823

Humana, Inc.*                                            3,200          38,400

IMS Health, Inc.                                         4,300         114,466

Quintiles Transnational Corp.*                           3,400          59,534

Wellpoint Health Networks, Inc.*                           700          74,536
--------------------------------------------------------------------------------

                                                                       490,189
--------------------------------------------------------------------------------

Hospital Management 0.6%

HCA, Inc.                                                2,500         114,350

Tenet Healthcare Corp.*                                    900          49,878

UnitedHealth Group, Inc.                                   900          61,254
--------------------------------------------------------------------------------

                                                                       225,482
--------------------------------------------------------------------------------

Medical Supply & Specialty 1.3%

Bausch & Lomb, Inc.                                      2,600          94,562

Baxter International, Inc.                               2,600         134,160
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Boston Scientific Corp.*                                 3,500          66,850

Guidant Corp.*                                           4,200         151,704

Medtronic, Inc.                                          1,800          81,972

Zimmer Holdings, Inc.*                                     880          23,936
--------------------------------------------------------------------------------

                                                                       553,184
--------------------------------------------------------------------------------

Pharmaceuticals 10.7%

Abbott Laboratories                                      6,100         303,170

American Home Products Corp.                             3,200         179,200

Bristol-Myers Squibb Co.                                 8,800         494,032

Eli Lilly & Co.                                          6,800         527,884

Johnson & Johnson                                       14,700         774,837

Merck & Co., Inc.                                        9,500         618,450

Pfizer, Inc.                                            27,675       1,060,229

Pharmacia Corp.                                          2,618         103,673

Schering-Plough Corp.                                    6,100         232,593

Watson Pharmaceuticals, Inc.*                            1,500          84,150
--------------------------------------------------------------------------------

                                                                     4,378,218
--------------------------------------------------------------------------------

Manufacturing 9.7%
--------------------------------------------------------------------------------

Chemicals 0.9%

Dow Chemical Co.                                         5,100         178,806

E.I. du Pont de Nemours & Co.                            2,000          81,940

Hercules, Inc.                                           1,200          13,560

Praxair, Inc.                                              400          18,828

Rohm and Haas Co.                                        2,000          71,820
--------------------------------------------------------------------------------

                                                                       364,954
--------------------------------------------------------------------------------

Containers & Paper 0.3%

Sealed Air Corp.*                                        3,100         124,558
--------------------------------------------------------------------------------

Diversified Manufacturing 2.4%

Honeywell International, Inc.                            3,800         141,588

Loews Corp.                                                500          24,410

Minnesota Mining & Manufacturing Co.                     3,000         312,300

Tyco International Ltd.                                  9,725         505,214
--------------------------------------------------------------------------------

                                                                       983,512
--------------------------------------------------------------------------------

Electrical Products 4.6%

American Power Conversion Corp.*                         8,100         112,023
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Emerson Electric Co.                                     4,800         257,280

General Electric Co.                                    34,100       1,397,418

Thomas & Betts Corp.                                     5,400         115,614
--------------------------------------------------------------------------------

                                                                     1,882,335
--------------------------------------------------------------------------------

Industrial Specialty 0.3%

Sherwin-Williams Co.                                     3,200          72,480

Snap-on, Inc.                                            2,000          50,920
--------------------------------------------------------------------------------

                                                                       123,400
--------------------------------------------------------------------------------

Machinery/Components/Controls 0.5%

Pitney Bowes, Inc.                                       4,900         213,101
--------------------------------------------------------------------------------

Office Equipment/Supplies 0.7%

Lexmark International, Inc.*                             3,100         161,355

Xerox Corp.                                             10,600          97,520
--------------------------------------------------------------------------------

                                                                       258,875
--------------------------------------------------------------------------------

Media 3.0%
--------------------------------------------------------------------------------

Advertising 0.2%

Omnicom Group, Inc.                                        900          70,011
--------------------------------------------------------------------------------

Broadcasting & Entertainment 2.0%

AOL Time Warner, Inc.*                                  15,900         593,865

Viacom, Inc. "B"*                                        3,400         144,160

Walt Disney Co.                                          2,700          68,661
--------------------------------------------------------------------------------

                                                                       806,686
--------------------------------------------------------------------------------

Cable Television 0.5%

Comcast Corp. "A"*                                       5,700         208,791
--------------------------------------------------------------------------------

Print Media 0.3%

Tribune Co.                                              3,700         145,854
--------------------------------------------------------------------------------

Metals & Minerals 0.7%
--------------------------------------------------------------------------------

Precious Metals 0.4%

Barrick Gold Corp.                                       2,600          41,652

Freeport McMoRan Copper & Gold, Inc. "B"*                4,000          49,520

Newmont Mining Corp.                                     3,700          76,738
--------------------------------------------------------------------------------

                                                                       167,910
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Steel & Metals 0.3%

Alcoa, Inc.                                              2,300          87,676

Nucor Corp.                                                800          38,880

Phelps Dodge Corp.                                         300          11,820
--------------------------------------------------------------------------------

                                                                       138,376
--------------------------------------------------------------------------------

Service Industries 3.9%
--------------------------------------------------------------------------------

EDP Services 1.3%

Automatic Data Processing, Inc.                          3,100         160,456

Electronic Data Systems Corp.                            4,200         247,716

First Data Corp.                                         2,100         138,285
--------------------------------------------------------------------------------

                                                                       546,457
--------------------------------------------------------------------------------

Environmental Services 0.3%

Allied Waste Industries, Inc.*                             800          14,504

Waste Management, Inc.                                   2,800          86,604
--------------------------------------------------------------------------------

                                                                       101,108
--------------------------------------------------------------------------------

Investment 0.5%

Lehman Brothers Holdings, Inc.                             900          59,085

Merrill Lynch & Co., Inc.                                  800          41,280

Morgan Stanley Dean Witter & Co.                         1,900         101,365

Stilwell Financial, Inc.                                   400          11,440
--------------------------------------------------------------------------------

                                                                       213,170
--------------------------------------------------------------------------------

Miscellaneous Commercial Services 0.7%

Concord EFS, Inc.*                                         800          41,976

Equifax, Inc.                                              800          20,824

Fluor Corp.                                                500          22,665

Paychex, Inc.                                              750          27,803

Sabre Holdings Corp.*                                    2,100          88,578

Sysco Corp.                                              3,400          95,268
--------------------------------------------------------------------------------

                                                                       297,114
--------------------------------------------------------------------------------

Miscellaneous Consumer Services 1.1%

Cendant Corp.*                                           9,000         171,630

TXU Corp.                                                4,700         223,156

Vivendi Universal SA (ADR)                               1,040          56,898
--------------------------------------------------------------------------------

                                                                       451,684
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------

Technology 13.9%
--------------------------------------------------------------------------------

Computer Software 4.8%

BMC Software, Inc.*                                      4,500          72,000

Citrix Systems, Inc.*                                    4,300         141,685

Computer Associates International, Inc.                  4,300         133,515

Compuware Corp.*                                         6,400          78,144

Enterasys Networks, Inc.*                                  600           6,090

Intuit, Inc.*                                              500          18,890

Microsoft Corp.*                                        21,800       1,243,690

Oracle Corp.*                                           13,000         158,730

PeopleSoft, Inc.*                                        2,000          68,960

Roxio, Inc.*                                             1,728          31,363
--------------------------------------------------------------------------------

                                                                     1,953,067
--------------------------------------------------------------------------------

Diverse Electronic Products 1.1%

Dell Computer Corp.*                                     4,700         100,486

Motorola, Inc.                                           8,200         142,680

Solectron Corp.*                                        14,400         195,840
--------------------------------------------------------------------------------

                                                                       439,006
--------------------------------------------------------------------------------

EDP Peripherals 0.1%

EMC Corp.*                                               1,300          20,098
--------------------------------------------------------------------------------

Electronic Components/Distributors 1.1%

Adaptec, Inc.*                                          10,500         109,725

Cisco Systems, Inc.*                                    21,100         344,563
--------------------------------------------------------------------------------

                                                                       454,288
--------------------------------------------------------------------------------

Electronic Data Processing 2.8%

Agilent Technologies, Inc.*                              1,568          41,552

Apple Computer, Inc.*                                   10,700         198,485

Gateway, Inc.*                                           1,200          10,764

Hewlett-Packard Co.                                      6,400         148,544

International Business Machines Corp.                    6,400         640,000

Sun Microsystems, Inc.*                                  3,600          41,220

Unisys Corp.*                                            5,600          66,192
--------------------------------------------------------------------------------

                                                                     1,146,757
--------------------------------------------------------------------------------

Military Electronics 0.2%

Computer Sciences Corp.*                                 2,000          75,200
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Semiconductors 3.8%

Advanced Micro Devices, Inc.*                            8,700         117,885

Applied Materials, Inc.*                                 3,100         133,579

Conexant Systems, Inc.*                                    900          10,719

Intel Corp.                                             25,900         724,164

KLA-Tencor Corp.*                                        4,300         211,302

LSI Logic Corp.*                                         1,200          24,300

National Semiconductor Corp.*                            4,700         155,335

Novellus Systems, Inc.*                                  1,300          57,603

PMC-Sierra, Inc.*                                          600          18,450

Texas Instruments, Inc.                                  3,300         109,230
--------------------------------------------------------------------------------

                                                                     1,562,567
--------------------------------------------------------------------------------

Transportation 0.9%
--------------------------------------------------------------------------------

Air Freight 0.1%

FedEx Corp.*                                               800          33,680
--------------------------------------------------------------------------------

Airlines 0.6%

AMR Corp.*                                               3,400         108,766

Delta Air Lines, Inc.                                    3,100         119,660

Southwest Airlines Co.                                     750          13,418
--------------------------------------------------------------------------------

                                                                       241,844
--------------------------------------------------------------------------------

Railroads 0.2%

Burlington Northern Santa Fe Corp.                         500          13,555

Union Pacific Corp.                                      1,000          53,270
--------------------------------------------------------------------------------

                                                                        66,825
--------------------------------------------------------------------------------

Utilities 1.5%
--------------------------------------------------------------------------------

Electric Utilities

Calpine Corp.*                                           4,800         158,496

Duke Energy Corp.                                        5,600         220,136

FPL Group, Inc.                                          1,800          97,830

Mirant Corp.*                                            2,353          67,413

Southern Co.                                             2,900          67,193
--------------------------------------------------------------------------------

                                                                       611,068
--------------------------------------------------------------------------------
Total Common Stocks (Cost $40,300,397)                              39,919,924
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                     Amount ($)       Value ($)
--------------------------------------------------------------------------------
 Repurchase Agreements 2.1%
State Street Bank and Trust Company, 3.6%, to be
  repurchased at $851,340 on 9/4/2001**
  (Cost $851,000)                                      851,000         851,000
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $41,151,397) (a)         40,770,924
--------------------------------------------------------------------------------

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

(a) The cost for federal income tax purposes was $41,390,037. At August 31, 2001, net unrealized depreciation for all securities based on tax cost was $619,113. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,490,005 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,109,118.

    During the six months ended August 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $20,714,854 and $14,004,284, respectively.



    The accompanying notes are an integral part of the financial statements.

Performance Summary                                              August 31, 2001
--------------------------------------------------------------------------------


Scudder Select 1000 Growth Fund

--------------------------------------------------------------------------------
 Average Annual Total Returns**
--------------------------------------------------------------------------------
                                                                         Life of
Scudder Select 1000 Growth Fund                       6-Month   1-Year    Class*
--------------------------------------------------------------------------------
Class S                                                -12.58%  -44.63%  -11.02%
--------------------------------------------------------------------------------
Russell 1000 Growth Index+                            -13.50%  -45.32%   -12.20%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value
--------------------------------------------------------------------------------
                                                       Class AARP      Class S
--------------------------------------------------------------------------------
Net Asset Value:                                       $    9.16     $    9.17
8/31/01
--------------------------------------------------------------------------------
2/28/01                                                $   10.48     $   10.49
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Class S Lipper Rankings** -- Large Cap Growth Funds Category
--------------------------------------------------------------------------------
                                                         Number of
                                                           Funds      Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                      541     of      819          66
--------------------------------------------------------------------------------


Rankings/ratings are historical and do not guarantee future results. Rankings are for Class S; rankings for share classes may vary.

Source: Lipper, Inc.

Scudder Select 1000 Growth Fund

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

               Scudder Select
               1000 Growth         Russell 1000
               Fund -- Class S     Growth Index+

       5/99*       10000                10000
       8/99        10250                10174
      11/99        11300                11291
       2/00        12619                12461
       5/00        12185                12078
       8/00        13820                13579
      11/00        10207                 9986
       2/01         8755                 8583
       5/01         8713                 8489
       8/01         7654                 7425


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Comparative Results**
--------------------------------------------------------------------------------
                                                                         Life of
                                                                1-Year    Class*
--------------------------------------------------------------------------------
Scudder Select 1000 Growth      Growth of $10,000               $5,537    $7,654
Fund -- Class S                 ------------------------------------------------
                                Average annual total return     -44.63%  -11.02%
--------------------------------------------------------------------------------
Russell 1000 Growth Index+      Growth of $10,000               $5,468    $7,425
                                ------------------------------------------------
                                Average annual total return     -45.32%  -12.20%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

*   The Fund commenced operations on May 17, 1999.

** Returns and rankings during the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Return and rankings may differ by share classes.

+ The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On October 2, 2000, existing Shares of the Fund were redesignated as Class S. In addition, the Fund commenced offering Class AARP. The total return information provided is for the Fund's Class S shares.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance of the classes may vary, expenses ratios are the same.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Summary                                                August 31, 2001
--------------------------------------------------------------------------------


Scudder Select 1000 Growth Fund

--------------------------------------------------------------------------------
 Asset Allocation                                       8/31/01        2/28/01
--------------------------------------------------------------------------------
Common Stocks                                             100%           100%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Sector Diversification                                 8/31/01        2/28/01
--------------------------------------------------------------------------------
Technology                                                 24%            35%
Health                                                     24%            23%
Manufacturing                                              10%            10%
Consumer Discretionary                                      9%             8%
Financial                                                   7%             3%
Consumer Staples                                            8%             5%
Media                                                       5%             4%
Service Industries                                          5%             5%
Communications                                              2%             3%
Other                                                       6%             4%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

Asset allocation and sector diversification are subject to change.

Scudder Select 1000 Growth Fund

--------------------------------------------------------------------------------
 Ten Largest Equity Holdings at August 31, 2001* (38.2% of Portfolio)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    8.3%
    Producer of electrical equipment
--------------------------------------------------------------------------------
 2. Pfizer, Inc.                                                            5.1%
    Manufacturer of prescription pharmaceuticals and non-prescription self-medications
--------------------------------------------------------------------------------
 3. Microsoft Corp.                                                         5.0%
    Developer of computer software
--------------------------------------------------------------------------------
 4. Intel Corp.                                                             4.1%
    Producer of semiconductor memory circuits
--------------------------------------------------------------------------------
 5. AOL Time Warner, Inc.                                                   3.4%
    Provider of entertainment, news and Internet brands across converging forms of media
--------------------------------------------------------------------------------
 6. International Business Machines Corp.                                   2.8%
    Manufacturer and operator of computer and business equipment
--------------------------------------------------------------------------------
 7. American International Group, Inc.                                      2.5%
    Provider of insurance services
--------------------------------------------------------------------------------
 8. Wal-Mart Stores, Inc.                                                   2.4%
    Operator of discount stores
--------------------------------------------------------------------------------
 9. Cisco Systems, Inc.                                                     2.3%
    Manufacturer of computer network products
--------------------------------------------------------------------------------
10. Merck & Co., Inc.                                                       2.3%
    Manufacturer of pharmaceutical products
--------------------------------------------------------------------------------

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 30. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                           as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------


Scudder Select 1000 Growth Fund
                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Common Stocks 100.0%
--------------------------------------------------------------------------------

Communications 2.1%
--------------------------------------------------------------------------------

Cellular Telephone 0.4%

Sprint Corp. (PCS Group)*                                2,500          62,450

TeleCorp PCS, Inc.*                                        100           1,350

Wireless Facilities, Inc.*                               2,200          18,260
--------------------------------------------------------------------------------

                                                                        82,060
--------------------------------------------------------------------------------

Telephone/Communications 1.7%

AT&T Corp.                                               1,159          22,067

Avaya, Inc.*                                             1,700          19,312

BroadWing, Inc.*                                         1,200          21,552

Inet Technologies, Inc.*                                 1,700           9,690

Level 3 Communications, Inc.*                              500           1,910

Qwest Communications International, Inc.                 2,404          51,686

SBC Communications, Inc.                                 2,300          94,093

Telephone & Data Systems, Inc.                             800          82,600

Time Warner Telecom, Inc. "A"*                             200           4,124

WorldCom, Inc.*                                          3,200          41,152

WorldCom, Inc. (MCI Group)*                                292           3,764

XO Communications, Inc. "A"*                             1,100           1,254
--------------------------------------------------------------------------------

                                                                       353,204
--------------------------------------------------------------------------------

Consumer Discretionary 9.2%
--------------------------------------------------------------------------------

Apparel & Shoes 0.1%

Abercrombie & Fitch Co. "A"*                               400          12,136

Coach, Inc.*                                               200           7,260
--------------------------------------------------------------------------------

                                                                        19,396
--------------------------------------------------------------------------------

Department & Chain Stores 8.0%

Bed Bath & Beyond, Inc.*                                   600          17,310

Best Buy Co., Inc.*                                      1,400          82,572

Dollar Tree Stores, Inc.*                                  900          21,357

Home Depot, Inc.                                         9,200         422,740

Kohl's Corp.*                                              900          49,950

Lowe's Companies, Inc.                                   4,200         156,240
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Target Corp.                                             3,600         124,740

The Gap, Inc.                                            5,200         102,180

Wal-Mart Stores, Inc.                                   10,400         499,720

Walgreen Co.                                             4,000         137,400
--------------------------------------------------------------------------------

                                                                     1,614,209
--------------------------------------------------------------------------------

Recreational Products 0.3%

Harley-Davidson, Inc.                                    1,300          63,167
--------------------------------------------------------------------------------

Specialty Retail 0.8%

CDW Computer Centers, Inc.*                                400          16,320

Circuit City Stores -- Circuit City Group                1,700          28,390

Priceline.com, Inc.*                                       400           2,208

RadioShack Corp.                                         3,000          70,200

Tiffany & Co.                                            1,000          31,150

Williams-Sonoma, Inc.*                                     200           6,360
--------------------------------------------------------------------------------

                                                                       154,628
--------------------------------------------------------------------------------

Consumer Staples 7.5%
--------------------------------------------------------------------------------

Alcohol & Tobacco 1.2%

Anheuser-Busch Companies, Inc.                           1,600          68,864

Philip Morris Companies, Inc.                            3,800         180,120
--------------------------------------------------------------------------------

                                                                       248,984
--------------------------------------------------------------------------------

Consumer Electronic & Photographic 0.0%

Energizer Holdings, Inc.*                                  533           9,418
--------------------------------------------------------------------------------

Food & Beverage 4.4%

Albertson's, Inc.                                        1,600          55,984

Coca-Cola Co.                                            5,700         277,419

H.J. Heinz Co.                                           1,300          58,734

Krispy Kreme Doughnuts, Inc.*                            1,600          49,360

PepsiCo, Inc.                                            6,320         297,040

Ralston Purina Group                                       700          22,876

Safeway, Inc.*                                           1,700          76,687

William Wrigley Jr. Co.                                  1,200          60,168
--------------------------------------------------------------------------------

                                                                       898,268
--------------------------------------------------------------------------------

Package Goods/Cosmetics 1.9%

Avon Products, Inc.                                        400          18,452

Colgate-Palmolive Co.                                    2,600         140,790
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Estee Lauder Companies, Inc. "A"                           900          34,965

Gillette Co.                                             2,100          64,365

Kimberly-Clark Corp.                                     1,600          99,280

Procter & Gamble Co.                                       400          29,660
--------------------------------------------------------------------------------

                                                                       387,512
--------------------------------------------------------------------------------

Durables 1.9%
--------------------------------------------------------------------------------

Aerospace 0.3%

Boeing Co.                                               1,200          61,440
--------------------------------------------------------------------------------

Telecommunications Equipment 1.6%

Acterna Corp.*                                             500           2,085

ADTRAN, Inc.*                                              100           2,315

Andrew Corp.*                                              200           4,068

CommScope, Inc.*                                         1,200          25,320

Copper Mountain Networks, Inc.*                          6,200           9,362

Corning, Inc.                                            1,500          18,015

Digital Lightwave, Inc.*                                   900          13,275

Lucent Technologies, Inc.                                4,100          27,962

ONI Systems Corp.*                                         200           2,780

Palm, Inc.*                                              1,500           5,370

QUALCOMM, Inc.*                                          2,000         117,700

Scientific-Atlanta, Inc.                                 3,000          61,620

Sonus Networks, Inc.*                                      600           8,862

Tellabs, Inc.*                                           1,600          21,312
--------------------------------------------------------------------------------

                                                                       320,046
--------------------------------------------------------------------------------

Energy 2.0%
--------------------------------------------------------------------------------

Oil & Gas Production 0.8%

Anadarko Petroleum Corp.                                   900          46,575

Apache Corp.                                               400          18,772

Nabors Industries, Inc.*                                   900          22,068

Patterson-UTI Energy, Inc.*                              5,700          80,085
--------------------------------------------------------------------------------

                                                                       167,500
--------------------------------------------------------------------------------

Oil/Gas Transmission 0.5%

Dynegy, Inc.                                               700          29,519

Enron Corp.                                              1,800          62,982
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Williams Companies, Inc.                                   530          17,255
--------------------------------------------------------------------------------

                                                                       109,756
--------------------------------------------------------------------------------

Oilfield Services/Equipment 0.7%

BJ Services Co.*                                         2,400          53,832

Baker Hughes, Inc.                                         700          23,058

Halliburton Co.                                          1,400          39,004

Smith International, Inc.*                                 200           9,280

Weatherford International, Inc.*                           600          19,962
--------------------------------------------------------------------------------

                                                                       145,136
--------------------------------------------------------------------------------

Financial 7.6%
--------------------------------------------------------------------------------

Banks 1.1%

Fifth Third Bancorp.                                     1,800         104,940

MBNA Corp.                                               2,200          76,472

Northern Trust Corp.                                       800          45,360
--------------------------------------------------------------------------------

                                                                       226,772
--------------------------------------------------------------------------------

Consumer Finance 0.9%

American Express Co.                                     3,200         116,544

AmeriCredit Corp.*                                         200           9,232

Household International, Inc.                            1,000          59,100
--------------------------------------------------------------------------------

                                                                       184,876
--------------------------------------------------------------------------------

Insurance 2.5%

American International Group, Inc.                       6,500         508,300
--------------------------------------------------------------------------------

Other Financial Companies 3.1%

Citigroup, Inc.                                          2,500         114,375

Freddie Mac                                              2,100         132,048

Knight Trading Group, Inc.*                              5,500          57,200

Marsh & McLennan Companies, Inc.                           100           9,290

Standard & Poor's 500 Depository Receipt Trust
   (Series I)                                            1,600         182,640

State Street Corp.                                       1,200          58,272

USA Education, Inc.                                        800          63,368
--------------------------------------------------------------------------------

                                                                       617,193
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------

Health 24.3%
--------------------------------------------------------------------------------

Biotechnology 1.8%

Amgen, Inc.*                                               300          19,290

Aviron*                                                    100           2,239

Biogen, Inc.*                                            1,900         114,684

Chiron Corp.*                                            1,500          69,930

Curagen Corp.*                                             100           2,039

Enzon, Inc.*                                               100           6,384

Genzyme Corp.*                                           2,000         113,280

Gilead Sciences, Inc.*                                     300          18,213

IDEC Pharmaceuticals Corp.*                                300          17,781

Incyte Genomics, Inc.*                                     300           5,304

Invitrogen Corp.*                                          100           6,803
--------------------------------------------------------------------------------

                                                                       375,947
--------------------------------------------------------------------------------

Health Industry Services 1.2%

Cardinal Health, Inc.                                    1,900         138,586

Express Scripts, Inc. "A"*                                 600          32,112

Pacificare Health Systems, Inc.*                         1,300          19,110

Quintiles Transnational Corp.*                           2,400          42,024

WebMD Corp.*                                               400           1,960
--------------------------------------------------------------------------------

                                                                       233,792
--------------------------------------------------------------------------------

Hospital Management 0.6%

Tenet Healthcare Corp.*                                    300          16,626

UnitedHealth Group, Inc.                                 1,400          95,284
--------------------------------------------------------------------------------

                                                                       111,910
--------------------------------------------------------------------------------

Medical Supply & Specialty 2.9%

Bausch & Lomb, Inc.                                        300          10,911

Baxter International, Inc.                               2,000         103,200

Biomet, Inc.                                             2,025          55,951

Cytyc Corp.*                                             1,500          36,345

Guidant Corp.*                                           1,200          43,344

Laboratory Corp. of America Holdings*                      500          38,950

Medtronic, Inc.                                          4,500         204,930

PerkinElmer, Inc.                                        1,100          35,288

ResMed, Inc.*                                              600          32,970
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Waters Corp.*                                              600          19,878

Zimmer Holdings, Inc.*                                     580          15,776
--------------------------------------------------------------------------------

                                                                       597,543
--------------------------------------------------------------------------------

Pharmaceuticals 17.8%

Abbott Laboratories                                      2,700         134,190

Allergan, Inc.                                           1,200          86,700

American Home Products Corp.                             3,200         179,200

Bristol-Myers Squibb Co.                                 5,800         325,612

Cephalon, Inc.*                                            900          53,298

Eli Lilly & Co.                                          4,500         349,335

Forest Laboratories, Inc.*                               1,000          73,010

ICOS Corp.*                                                100           5,830

IVAX Corp.                                               1,625          54,698

Johnson & Johnson                                        7,312         385,416

King Pharmaceuticals, Inc.                               1,067          46,133

Merck & Co., Inc.                                        7,100         462,210

Pfizer, Inc.                                            27,250       1,043,948

Pharmacia Corp.                                          4,700         186,120

Schering-Plough Corp.                                    6,300         240,219
--------------------------------------------------------------------------------

                                                                     3,625,919
--------------------------------------------------------------------------------

Manufacturing 10.4%
--------------------------------------------------------------------------------

Chemicals 0.3%

Cabot Microelectronics Corp.*                              800          56,040
--------------------------------------------------------------------------------

Containers & Paper 0.2%

Sealed Air Corp.*                                          900          36,162
--------------------------------------------------------------------------------

Diversified Manufacturing 0.3%

SPX Corp.*                                                 200          23,250

Tyco International Ltd.                                    740          38,443
--------------------------------------------------------------------------------

                                                                        61,693
--------------------------------------------------------------------------------

Electrical Products 8.4%

American Power Conversion Corp.*                           800          11,064

Amphenol Corp. "A"*                                        100           4,043

General Electric Co.                                    41,300       1,692,474
--------------------------------------------------------------------------------

                                                                     1,707,581
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Hand Tools 0.1%

Black & Decker Corp.                                       700          27,531
--------------------------------------------------------------------------------

Machinery/Components/Controls 0.5%

Illinois Tool Works, Inc.                                  900          56,259

Millipore Corp.                                            300          19,035

Newport Corp.                                            1,400          25,368
--------------------------------------------------------------------------------

                                                                       100,662
--------------------------------------------------------------------------------

Office Equipment/Supplies 0.6%

Lexmark International, Inc.*                             1,900          98,895

Xerox Corp.                                              3,300          30,360
--------------------------------------------------------------------------------

                                                                       129,255
--------------------------------------------------------------------------------

Media 5.0%
--------------------------------------------------------------------------------

Advertising 0.3%

DoubleClick,Inc.*                                          400           3,212

Interpublic Group of Companies, Inc.                     1,600          43,328

TMP Worldwide, Inc.*                                       300          13,455
--------------------------------------------------------------------------------

                                                                        59,995
--------------------------------------------------------------------------------

Broadcasting & Entertainment 4.2%

AOL Time Warner, Inc.*                                  18,350         685,380

Univision Communication, Inc.*                             500          14,915

USA Networks, Inc.*                                      2,900          67,164

Viacom, Inc. "B"*                                        2,300          97,520
--------------------------------------------------------------------------------

                                                                       864,979
--------------------------------------------------------------------------------

Cable Television 0.2%

Cablevision Systems Corp. "A"*                             100           2,380

EchoStar Communications Corp. "A"*                         800          22,528

Liberty Digital, Inc.*                                   3,500          17,500
--------------------------------------------------------------------------------

                                                                        42,408
--------------------------------------------------------------------------------

Print Media 0.3%

Electronics for Imaging, Inc.*                           2,600          53,196
--------------------------------------------------------------------------------

Metals & Minerals 0.2%
--------------------------------------------------------------------------------

Coal Mining 0.0%

Arch Coal, Inc.                                            500           9,100
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Steel & Metals 0.2%

Alcoa, Inc.                                                800          30,496
--------------------------------------------------------------------------------

Service Industries 4.8%
--------------------------------------------------------------------------------

EDP Services 1.7%

Automatic Data Processing, Inc.                          1,900          98,344

CSG Systems International, Inc.*                         1,000          45,900

Electronic Data Systems Corp.                            1,500          88,470

First Data Corp.                                         1,100          72,435

VeriSign, Inc.*                                            822          33,743
--------------------------------------------------------------------------------

                                                                       338,892
--------------------------------------------------------------------------------

Investment 1.1%

Franklin Resources, Inc.                                 1,400          57,442

Goldman Sachs Group, Inc.                                  100           8,010

Morgan Stanley Dean Witter & Co.                         1,200          64,020

Stilwell Financial, Inc.                                   500          14,300

T Rowe Price Group, Inc.                                 1,900          71,041
--------------------------------------------------------------------------------

                                                                       214,813
--------------------------------------------------------------------------------

Miscellaneous Commercial Services 1.1%

CMGI, Inc.*                                              1,100           1,958

Concord EFS, Inc.*                                       1,100          57,717

Dun & Bradstreet Corp.*                                    300          10,008

Dycom Industries, Inc.*                                    600           8,694

Metris Companies, Inc.                                   1,100          29,920

Paychex, Inc.                                              300          11,121

Sabre Holdings Corp.*                                      400          16,872

Sysco Corp.                                              1,700          47,634

United Parcel Service, Inc. "B"                            600          33,138
--------------------------------------------------------------------------------

                                                                       217,062
--------------------------------------------------------------------------------

Miscellaneous Consumer Services 0.9%

Akamai Technologies, Inc.*                                 200             842

eBay, Inc.*                                              1,400          78,722

Homestore.Com, Inc*                                      2,300          38,111

Infospace.com, Inc.*                                     1,000           1,200

Ticketmaster "B"*                                        4,100          67,035
--------------------------------------------------------------------------------

                                                                       185,910
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------

Technology 24.3%
--------------------------------------------------------------------------------

Computer Software 9.1%

Adobe Systems, Inc.                                      2,500          84,025

AsiaInfo Holdings, Inc.*                                 1,400          19,950

BMC Software, Inc.*                                      2,300          36,800

Citrix Systems, Inc.*                                    2,100          69,195

Computer Associates International, Inc.                  1,600          49,680

Compuware Corp.*                                         2,000          24,420

Electronic Arts, Inc.*                                   1,100          63,481

Enterasys Networks, Inc.*                                  300           3,045

Inktomi Corp.*                                             500           1,980

Intuit, Inc.*                                              400          15,112

Liberate Technologies, Inc.*                               200           2,864

Microsoft Corp.*                                        17,900       1,021,195

NVIDIA Corp.*                                            1,400         118,594

Network Associates, Inc.*                                3,800          60,230

Oracle Corp.*                                           13,100         159,951

PeopleSoft, Inc.*                                        1,800          62,064

Portal Software, Inc.*                                     500             930

Quest Software, Inc.*                                      100           2,080

RSA Security, Inc.*                                        100           1,924

Retek, Inc.*                                               200           5,596

Roxio, Inc.*                                                16             290

S1 Corp.*                                                  100           1,157

Symantec Corp.*                                            700          30,093

webMethods, Inc.*                                        1,800          21,654
--------------------------------------------------------------------------------

                                                                     1,856,310
--------------------------------------------------------------------------------

Diverse Electronic Products 1.2%

Dell Computer Corp.*                                     6,100         130,418

Foundry Networks, Inc.*                                    300           3,285

McDATA Corp.*                                              557           7,954

Molex, Inc.                                                100           3,157

Motorola, Inc.                                           3,400          59,160

Silicon Storage Technology, Inc.*                          400           3,492

Synopsys Ltd.*                                             800          36,912
--------------------------------------------------------------------------------

                                                                       244,378
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
EDP Peripherals 0.4%

EMC Corp.*                                               4,900          75,754

Symbol Technologies, Inc.                                  875          11,813
--------------------------------------------------------------------------------

                                                                        87,567
--------------------------------------------------------------------------------

Electronic Components/Distributors 2.3%

Cisco Systems, Inc.*                                    28,500         465,405

SCI Systems, Inc.*                                         200           4,900
--------------------------------------------------------------------------------

                                                                       470,305
--------------------------------------------------------------------------------

Electronic Data Processing 3.7%

Apple Computer, Inc.*                                    1,200          22,260

Compaq Computer Corp.                                      700           8,645

Hewlett-Packard Co.                                      1,700          39,457

International Business Machines Corp.                    5,700         570,000

Sun Microsystems, Inc.*                                  8,100          92,745

Unisys Corp.*                                            1,500          17,730
--------------------------------------------------------------------------------

                                                                       750,837
--------------------------------------------------------------------------------

Precision Instruments 0.1%

Lam Research Corp.*                                        500          14,155
--------------------------------------------------------------------------------

Semiconductors 7.5%

Advanced Micro Devices, Inc.*                            6,300          85,365

Amkor Technology, Inc.*                                    400           6,552

Applied Materials, Inc.*                                 1,800          77,562

Cypress Semiconductor Corp.*                               300           6,483

Fairchild Semiconductor Corp. "A"*                       2,900          62,553

Intel Corp.                                             29,800         833,208

Intersil Corp.*                                            400          15,012

International Rectifier Corp.*                             200           7,396

KLA-Tencor Corp.*                                        2,500         122,850

Lattice Semiconductor Corp.*                               300           7,011

Microchip Technology, Inc.*                                500          17,845

Micron Technology, Inc.*                                 1,000          37,610

National Semiconductor Corp.*                              200           6,610

Novellus Systems, Inc.*                                    500          22,155

Texas Instruments, Inc.                                  6,860         227,066
--------------------------------------------------------------------------------

                                                                     1,535,278
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------

Transportation 0.1%
--------------------------------------------------------------------------------

Railroads

Kansas City Southern Industries, Inc.*                     900          11,700
--------------------------------------------------------------------------------

Utilities 0.6%
--------------------------------------------------------------------------------

Electric Utilities

AES Corp.*                                               1,400          46,368

Calpine Corp.*                                           1,600          52,832

Mirant Corp.*                                            1,100          31,515
--------------------------------------------------------------------------------

                                                                       130,715
--------------------------------------------------------------------------------
Total Common Stocks (Cost $22,009,440)                              20,353,996
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $22,009,440) (a)         20,353,996
--------------------------------------------------------------------------------

*   Non-income producing security.

(a) The cost for federal income tax purposes was $22,116,582. At August 31, 2001, net unrealized depreciation based on tax cost was $1,762,586. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,160,902 and gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $2,923,488.

    During the six months ended August 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $10,879,479 and $11,686,522, respectively.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
                                                                       Scudder
                                                     Scudder        Select 1000
Assets                                           Select 500 Fund    Growth Fund
--------------------------------------------------------------------------------
Investments in securities, at value (for cost,
see accompanying investment portfolios)          $   40,770,924  $    20,353,996
--------------------------------------------------------------------------------
Cash                                                        314           15,849
--------------------------------------------------------------------------------
Receivable for investments sold                         447,564          199,150
--------------------------------------------------------------------------------
Dividends receivable                                     62,125           13,662
--------------------------------------------------------------------------------
Interest receivable                                          85               --
--------------------------------------------------------------------------------
Receivable for Fund shares sold                         188,076           19,943
--------------------------------------------------------------------------------
Foreign taxes recoverable                                   506               --
--------------------------------------------------------------------------------
Total assets                                         41,469,594       20,602,600
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                       868,288          160,163
--------------------------------------------------------------------------------
Notes payable                                                --          150,000
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                         27,158           30,839
--------------------------------------------------------------------------------
Accrued management fee                                   14,774            4,787
--------------------------------------------------------------------------------
Other accrued expenses and payables                     107,495           40,660
--------------------------------------------------------------------------------
Total liabilities                                     1,017,715          386,449
--------------------------------------------------------------------------------
Net assets, at value                             $   40,451,879  $    20,216,151
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss)              100,444         (13,946)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investments                                           (380,473)      (1,655,444)
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                (2,332,925)      (6,221,478)
--------------------------------------------------------------------------------
Paid-in capital                                      43,064,833       28,107,019
--------------------------------------------------------------------------------
Net assets, at value                             $   40,451,879  $    20,216,151
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

 Statement of Assets and Liabilities as of August 31, 2001 (Unaudited)
 (continued)
                                                                      Scudder
                                                     Scudder        Select 1000
Net Asset Value                                  Select 500 Fund    Growth Fund
--------------------------------------------------------------------------------
Class AARP

Net assets applicable to shares outstanding      $    1,702,776  $     1,324,013
--------------------------------------------------------------------------------
Shares outstanding of beneficial interest, $.01
par value, unlimited number of shares authorized        152,295          144,503
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price
per share                                        $        11.18  $          9.16
--------------------------------------------------------------------------------
Class S

Net assets applicable to shares outstanding      $   38,254,652  $    18,607,738
--------------------------------------------------------------------------------
Shares outstanding of beneficial interest, $.01
par value, unlimited number of shares authorized      3,422,530        2,029,593
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price
per share                                        $        11.18  $          9.17
--------------------------------------------------------------------------------
Class A

Net assets applicable to shares outstanding
--------------------------------------------------------------------------------
Shares outstanding of beneficial interest, $.01
par value, unlimited number of shares authorized         22,578              778
--------------------------------------------------------------------------------
Net Asset Value and redemption price per share   $        11.28  $          9.21
--------------------------------------------------------------------------------
Maximum offering price per share (100 / 94.25 of
$11.28 and $9.21, respectively)                  $        11.97  $          9.77
--------------------------------------------------------------------------------
Class B

Net assets applicable to shares outstanding      $      162,720  $        19,641
--------------------------------------------------------------------------------
Shares outstanding of beneficial interest, $.01
par value, unlimited number of shares authorized         14,452            2,134
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price
per share (subject to contingent defered sales
charge)                                          $        11.26  $          9.20
--------------------------------------------------------------------------------
Class C

Net assets applicable to shares outstanding      $       77,132  $       257,593
--------------------------------------------------------------------------------
Shares outstanding of beneficial interest, $.01
par value, unlimited number of shares authorized          6,845           28,013
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price
per share (subject to contingent defered sales
charge)                                          $        11.27  $          9.20
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the six months ended August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Scudder
                                                     Scudder        Select 1000
Investment Income                                Select 500 Fund    Growth Fund
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of
$2,360 and $0, respectively)                     $      258,161  $        71,168
--------------------------------------------------------------------------------
Interest                                                  1,706              643
--------------------------------------------------------------------------------
Total Income                                            259,867           71,811
--------------------------------------------------------------------------------
Expenses:
Management fee                                           96,222           57,222
--------------------------------------------------------------------------------
Administrative fee                                       48,110           28,622
--------------------------------------------------------------------------------
Distribution services fees                                  153              195
--------------------------------------------------------------------------------
Trustees' fees and expenses                               2,268            1,884
--------------------------------------------------------------------------------
Interest expense                                             --              394
--------------------------------------------------------------------------------
Other                                                       534              125
--------------------------------------------------------------------------------
Total expenses, before expense reductions               147,287           88,442
--------------------------------------------------------------------------------
Expense reductions                                      (1,290)          (2,685)
--------------------------------------------------------------------------------
Total expenses, after expense reductions                145,997           85,757
--------------------------------------------------------------------------------
Net investment income (loss)                            113,870         (13,946)
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments           (1,137,042)      (3,843,418)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
during the period on investments                    (1,931,330)          885,692
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions          (3,068,372)      (2,957,726)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                  $  (2,954,502)  $   (2,971,672)
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets -- Scudder Select 500 Fund
--------------------------------------------------------------------------------

                                                    For the Six     For the Year
                                                   Months Ended        Ended
                                                  August 31, 2001   February 28,
Increase (Decrease) in Net Assets                   (Unaudited)         2001
--------------------------------------------------------------------------------
Operations:
Net investment income (loss)                     $      113,870  $       164,514
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                        (1,137,042)          179,347
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period           (1,931,330)      (2,484,022)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     (2,954,502)      (2,140,161)
--------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
  Class AARP                                            (1,984)          (1,638)
--------------------------------------------------------------------------------
  Class S                                              (44,114)        (128,954)
--------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                            11,844,779       13,250,953
--------------------------------------------------------------------------------
Net assets acquired in tax-free reorganization               --        3,006,967
--------------------------------------------------------------------------------
Reinvestment of distributions                            44,680          127,398
--------------------------------------------------------------------------------
Cost of shares redeemed                             (4,839,544)     (10,680,180)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                    7,049,915        5,705,138
--------------------------------------------------------------------------------
Increase (decrease) in net assets                     4,049,315        3,434,385
--------------------------------------------------------------------------------
Net assets at beginning of period                    36,402,564       32,968,179
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of $100,444
and $32,672, respectively)                       $   40,451,879  $    36,402,564
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets -- Scudder Select 1000 Growth Fund
--------------------------------------------------------------------------------

                                                    For the Six     For the Year
                                                   Months Ended        Ended
                                                  August 31, 2001   February 28,
Increase (Decrease) in Net Assets                   (Unaudited)         2001
--------------------------------------------------------------------------------
Operations:
Net investment income (loss)                     $     (13,946)  $      (65,037)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                        (3,843,418)      (2,188,720)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period               885,692      (8,372,402)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     (2,971,672)     (10,626,159)
--------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                             3,165,428       15,359,552
--------------------------------------------------------------------------------
Cost of shares redeemed                             (3,900,176)      (9,737,878)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                    (734,748)        5,621,674
--------------------------------------------------------------------------------
Increase (decrease) in net assets                   (3,706,420)      (5,004,485)
--------------------------------------------------------------------------------
Net assets at beginning of period                    23,922,571       28,927,056
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment loss of $13,946 and
$0, respectively)                                $   20,216,151  $    23,922,571
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------


Scudder Select 500 Fund

Class AARP

--------------------------------------------------------------------------------
                                                                2001^a    2001^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $12.03   $13.59
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                  .04      .08
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                  (.88)   (1.60)
--------------------------------------------------------------------------------
  Total from investment operations                              (.84)   (1.52)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.01)    (.04)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $11.18   $12.03
--------------------------------------------------------------------------------
Total Return (%)^d                                            (6.96)** (11.23)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              2        1
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                  .77*     .77*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   .76*     .75*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        .60*     .63*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       73*       95
--------------------------------------------------------------------------------

^a  For the six months ended August 31, 2001 (Unaudited).

^b For the period from October 2, 2000 (commencement of sales of Class AARP shares) to February 28, 2001.

^c  Based on average shares outstanding during the period.

^d  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder Select 500 Fund

Class S

--------------------------------------------------------------------------------
                                                    2001^a     2001^b   2000^c
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.03    $12.63   $12.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^d                        .04       .06      .07
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                             (.88)     (.61)      .64
--------------------------------------------------------------------------------
  Total from investment operations                    (.84)     (.55)      .71
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.01)     (.05)    (.06)
--------------------------------------------------------------------------------
  Tax return on capital                                  --        --    (.02)
--------------------------------------------------------------------------------
  Total distributions                                 (.01)     (.05)    (.08)
--------------------------------------------------------------------------------
Net asset value, end of period                       $11.18    $12.03   $12.63
--------------------------------------------------------------------------------
Total Return (%)^e                                   (6.96)**    4.41   5.95**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   38        36       33
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        .77*     1.22^f   1.99*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         .76*      .76^f    .75*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              .60*       .46     .52*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             73*        95      53*
--------------------------------------------------------------------------------

^a  For the six months ended August 31, 2001 (Unaudited).

^b  For the year ended February 28, 2001.

^c  For the period May 17, 1999 (commencement of operations) to February 29,
    2000.

^d  Based on average shares outstanding during the period.

^e  Total return would have been lower had certain expenses not been reduced.

^f The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.20% and .75%, respectively.

*   Annualized

**  Not annualized

Scudder Select 1000 Growth Fund

Class AARP

--------------------------------------------------------------------------------
                                                            2001^a     2001^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.48   $14.80
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                              (.01)    (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                               (1.31)   (4.29)
--------------------------------------------------------------------------------
  Total from investment operations                           (1.32)   (4.32)
--------------------------------------------------------------------------------
Net asset value, end of period                               $ 9.16   $10.48
--------------------------------------------------------------------------------
Total Return (%)^d                                          (12.60)** (29.19)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            1        1
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                .76*     .78*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 .75*     .75*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    (.12)*   (.27)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     96*       60
--------------------------------------------------------------------------------

^a  For the six months ended August 31, 2001 (Unaudited).

^b For the period from October 2, 2000 (commencement of sales of Class AARP shares) to February 28, 2001.

^c  Based on average shares outstanding during the period.

^d  Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Scudder Select 1000 Growth Fund

Class S

--------------------------------------------------------------------------------
                                                    2001^a     2001^b    2000^c
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.49    $15.12   $12.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^d                      (.01)     (.03)      .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                            (1.31)    (4.60)     3.13
--------------------------------------------------------------------------------
  Total from investment operations                   (1.32)    (4.63)     3.14
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  --        --    (.02)
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 9.17    $10.49   $15.12
--------------------------------------------------------------------------------
Total Return (%)^e                                   (12.58)** (30.62)  26.19**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   19        22       29
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        .76*     1.42^f   2.37*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         .75*      .77^f   .76^g*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (.12)*     (.21)     .10*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             96*        60      39*
--------------------------------------------------------------------------------

^a  For the six months ended August 31, 2001 (Unaudited).

^b  For the year ended February 28, 2001.

^c  For the period May 17, 1999 (commencement of operations) to February 29,
    2000.

^d  Based on average shares outstanding during the period.

^e  Total return would have been lower had certain expenses not been reduced.

^f The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.39% and .75%, respectively.

^g   The ratios of operating expense, excluding interest, to average net assets would have been .75%.

*   Annualized

**  Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------


A. Significant Accounting Policies


Scudder Select 500 Fund and Scudder Select 1000 Growth Fund (each a "Fund" and collectively, the "Funds") are each, respectively, a diversified series and non-diversified series, of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Each Fund offers multiple classes of shares. On July 2, 2001, the Funds commenced offering additional shares: Class A, Class B and Class C. Each class of shares provides investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are generally not available to new investors. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution services fees, administrative fee and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class-specific arrangements.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less and other cash equivalents are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Funds may enter into repurchase agreements with certain banks and broker/dealers whereby each Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, neither Fund paid any federal income taxes and no federal income tax provision was required.

At February 28, 2001, Scudder Select 500 Fund had a net tax basis capital loss carryforward of approximately $709,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 29, 2008 ($552,000) and February 28, 2009 ($157,000), the
respective expiration dates, whichever occurs first.

At February 28, 2001, Scudder Select 1000 Growth Fund had a net tax basis capital loss carryforward of approximately $927,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 29, 2008 ($181,000) and February 28, 2009 ($746,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2000 through February 28, 2001, Scudder Select 1000 Growth Fund incurred approximately $1,250,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending February 28, 2002.

In addition, Scudder Select 500 Fund inherited approximately $132,000 of capital losses from its merger (see Note E) with Scudder Tax Managed Growth Fund, which may be applied against any realized net taxable capital gains in future years or until February 29, 2008, the expiration date, subject to certain limitations imposed by sections 381-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly for Scudder Select 500 Fund and annually for Scudder Select 1000 Growth Fund. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Divided income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

The management fee payable under the Management Agreement for Scudder Select 500 Fund is equal to an annual rate of 0.50% of the first $500,000,000 of average daily net assets, 0.475% of the next $500,000,000 of such net assets, and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. The management fee payable under the Management Agreement for Scudder Select 1000 Growth Fund is equal to an annual rate of 0.50% of the first $500,000,000 of average daily net assets, 0.475% of the next $500,000,000 of such net assets, and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

The Advisor and certain of its subsidiaries have agreed to reimburse or not impose, respectively, all or a portion of their fees payable by the Funds until June 30, 2001 in order to maintain the annualized expenses of each Fund at not more than 0.75% of average daily net assets. For the period from March 1, 2001 through June 30, 2001, the Advisor did not impose a portion of its management fee for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund, amounting to $1,014 and $2,312, respectively, and the amount imposed aggregated $95,208 and $54,910, which is equivalent to an annualized effective rate of 0.49% and 0.49%, respectively, of each Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Funds (other than those provided by ZSI under its Management Agreement with the Funds, as described above) in exchange for the payment by the Funds of an administrative services fee (the "Administrative Fee"). The Administrative Fee for Class AARP and Class S for each Fund, for the six months ended August 31, 2001, was equal to an annualized effective rate of 0.25% and 0.25%, respectively, of average daily net assets, computed and accrued daily and payable monthly. The Administrative Fee for Class A, Class B and Class C for each Fund for the period July 2, 2001 (commencement of sales) through August 31, 2001 was equal to an annualized effective rate of 0.275%, 0.325% and 0.300%, respectively, of average daily net assets, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to each Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for each Fund and maintains the accounting records of each Fund. Scudder Service Corp. and Scudder Investments Service Corp., also subsidiaries of ZSI, are the transfer, shareholder service and dividend-paying agent for the shares of each Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e. custody, legal, audit) to each Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to each Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of each Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended August 31, 2001, the Administrative Fee for each fund was as follows:

                                                                    Unpaid at
Select 500 Fund Administrative Fee             Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class AARP                                       $       1,845    $         374
--------------------------------------------------------------------------------
Class S                                                 46,198            8,132
--------------------------------------------------------------------------------
Class A                                                     25               23
--------------------------------------------------------------------------------
Class B                                                     29               24
--------------------------------------------------------------------------------
Class C                                                     13               11
--------------------------------------------------------------------------------
                                                 $      48,110    $       8,564
--------------------------------------------------------------------------------


                                                                    Unpaid at
Select 1000 Growth Fund Administrative Fee     Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class AARP                                       $       1,984    $         277
--------------------------------------------------------------------------------
Class S                                                 26,577            3,832
--------------------------------------------------------------------------------
Class A                                                      3                1
--------------------------------------------------------------------------------
Class B                                                      2                1
--------------------------------------------------------------------------------
Class C                                                     56               55
--------------------------------------------------------------------------------
                                                 $      28,622    $       4,166
--------------------------------------------------------------------------------

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and
C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period July 2, 2001 (commencement of operations for Class B and Class C) through August 31, 2001, the Distribution Fees were as follows:

                                                                     Unpaid at
Select 500 Fund Distribution Fee               Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class B                                          $          67    $          55
--------------------------------------------------------------------------------
Class C                                                     31               27
--------------------------------------------------------------------------------
                                                 $          98    $          82
--------------------------------------------------------------------------------

                                                                    Unpaid at
Select 1000 Growth Fund Distribution Fee       Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class B                                          $           6    $           5
--------------------------------------------------------------------------------
Class C                                                    139              138
--------------------------------------------------------------------------------
                                                 $         145    $         143
--------------------------------------------------------------------------------

SDI also provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period July 2, 2001 (commencement of operations for Class A, Class B and Class C) through August 31, 2001, the Service Fees were as follows:

                                                                     Unpaid at
Select 500 Fund Service Fees                  Total Aggregated   August 31, 2001
--------------------------------------------------------------------------------
Class A                                          $          22    $          21
--------------------------------------------------------------------------------
Class B                                                     22               18
--------------------------------------------------------------------------------
Class C                                                     11                9
--------------------------------------------------------------------------------
                                                 $          55    $          48
--------------------------------------------------------------------------------


                                                                    Unpaid at
Select 1000 Growth Fund Service Fees          Total Aggregated   August 31, 2001
--------------------------------------------------------------------------------
Class A                                          $           2    $           1
--------------------------------------------------------------------------------
Class B                                                      2                2
--------------------------------------------------------------------------------
Class C                                                     46               46
--------------------------------------------------------------------------------
                                                 $          50    $          49
--------------------------------------------------------------------------------

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended August 31, 2001, Trustees' fees and expenses imposed for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund aggregated $2,268 and $1,884, respectively.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each Fund.

This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangements

Each Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. Pursuant to the Administrative Agreement, during the six months ended August 31, 2001, Scudder Select 500 Fund's and Scudder Select 1000 Growth Fund's Administrative Fee was reduced by $276 and $373, respectively, for custodian credits earned.

D. Line of Credit

The Funds and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. During the six months ended August 31, 2001, Scudder Select 1000 Growth Fund's weighted average outstanding daily balance of bank loans (based on the average number of days the loans were outstanding) was approximately $175,000, with a weighted average interest rate of 4.23%. Interest expense for the six months ended August 31, 2001 was $394.

E. Acquisition of Assets

On August 25, 2000, Scudder Select 500 Fund acquired all the net assets of Scudder Tax Managed Growth Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 213,715 Class S shares of the Fund for 200,021 shares of Scudder Tax Managed Growth Fund outstanding on August 25, 2000. Scudder Tax Managed Growth Fund's net assets at that date ($3,006,967), including $847,697 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $36,102,459. The combined net assets of the Fund immediately following the acquisition were $39,109,426.

F. Share Transactions

The following table summarizes share and dollar activity in Scudder Select 500
Fund:

                         Six Months Ended                   Year Ended
                   August 31, 2001 (Unaudited)          February 28, 2001
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares sold
--------------------------------------------------------------------------------
Class AARP            124,078    $  1,460,532        116,878*     $ 1,521,367*
--------------------------------------------------------------------------------
Class S               834,129       9,863,543       889,619**     11,729,586**
--------------------------------------------------------------------------------
Class A***             23,443         272,672              --               --
--------------------------------------------------------------------------------
Class B***             14,467         168,904              --               --
--------------------------------------------------------------------------------
Class C***              6,845          79,128              --               --
--------------------------------------------------------------------------------
                                 $ 11,844,779                     $ 13,250,953
--------------------------------------------------------------------------------

Shares issued in tax-free reorganization
--------------------------------------------------------------------------------
Class S**                  --    $         --         213,715     $  3,006,967
--------------------------------------------------------------------------------
                                 $         --                     $  3,006,967
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP                164    $      1,965            127*     $     1,633*
--------------------------------------------------------------------------------
Class S                 3,572          42,715         9,652**        125,765**
--------------------------------------------------------------------------------
Class A***                 --              --              --               --
--------------------------------------------------------------------------------
Class B***                 --              --              --               --
--------------------------------------------------------------------------------
Class C***                 --              --              --               --
--------------------------------------------------------------------------------
                                 $     44,680                     $    127,398
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class AARP           (36,306)    $  (420,523)       (52,646)*     $ (681,653)*
--------------------------------------------------------------------------------
Class S             (376,445)     (4,408,689)     (763,040)**     (9,998,527)**
--------------------------------------------------------------------------------
Class A***              (865)        (10,156)              --               --
--------------------------------------------------------------------------------
Class B***               (15)           (176)              --               --
--------------------------------------------------------------------------------
Class C***                 --              --              --               --
--------------------------------------------------------------------------------
                                 $(4,839,544)                     $(10,680,180)
--------------------------------------------------------------------------------

                         Six Months Ended                   Year Ended
                   August 31, 2001 (Unaudited)          February 28, 2001
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP             87,936    $  1,041,974         64,359*     $   841,347*
--------------------------------------------------------------------------------
Class S               461,256       5,497,569       349,946**      4,863,791**
--------------------------------------------------------------------------------
Class A***             22,578         262,516              --               --
--------------------------------------------------------------------------------
Class B***             14,452         168,728              --               --
--------------------------------------------------------------------------------
Class C***              6,845          79,128              --               --
--------------------------------------------------------------------------------
                                 $  7,049,915                     $  5,705,138
--------------------------------------------------------------------------------

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to February 28, 2001.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S.

*** For the period from July 2, 2001 (commencement of sales of Class A, B and C shares) to August 31, 2001.

The following table summarizes share and dollar activity in Scudder Select 1000 Growth Fund:

                         Six Months Ended                   Year Ended
                   August 31, 2001 (Unaudited)          February 28, 2001
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares sold
--------------------------------------------------------------------------------
Class AARP             39,725    $    408,412        158,718*     $ 2,039,137*
--------------------------------------------------------------------------------
Class S               243,021       2,447,751       910,406**     13,320,415**
--------------------------------------------------------------------------------
Class A***                778           7,793              --               --
--------------------------------------------------------------------------------
Class B***              2,134          20,472              --               --
--------------------------------------------------------------------------------
Class C***             28,013         281,000              --               --
--------------------------------------------------------------------------------
                                 $  3,165,428                     $ 15,359,552
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class AARP           (35,052)    $  (345,512)       (18,888)*     $ (226,430)*
--------------------------------------------------------------------------------
Class S             (354,315)     (3,554,664)     (682,926)**     (9,511,448)**
--------------------------------------------------------------------------------
Class A***                 --              --              --               --
--------------------------------------------------------------------------------
Class B***                 --              --              --               --
--------------------------------------------------------------------------------
Class C***                 --              --              --               --
--------------------------------------------------------------------------------
                                 $(3,900,176)                     $(9,737,878)
--------------------------------------------------------------------------------

                         Six Months Ended                   Year Ended
                   August 31, 2001 (Unaudited)          February 28, 2001
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP              4,673    $     62,900        139,830*     $ 1,812,707*
--------------------------------------------------------------------------------
Class S             (111,294)     (1,106,913)       227,480**      3,808,967**
--------------------------------------------------------------------------------
Class A***                778           7,793              --               --
--------------------------------------------------------------------------------
Class B***              2,134          20,472              --               --
--------------------------------------------------------------------------------
Class C***             28,013         281,000              --               --
--------------------------------------------------------------------------------
                                 $  (734,748)                     $  5,621,674
--------------------------------------------------------------------------------

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to February 28, 2001.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S.

*** For the period from July 2, 2001 (commencement of sales of Class A, B and C shares) to August 31, 2001.

G. Subsequent Event

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*                       William F. Glavin, Jr.*
   President and Trustee                    Vice President

Henry P. Becton, Jr.                     James E. Masur*
   Trustee; President,                      Vice President
   WGBH Educational
   Foundation                            Lois R. Roman*
                                            Vice President
Dawn-Marie Driscoll
   Trustee; President,                   Howard S. Schneider*
   Driscoll Associates;                     Vice President
   Executive Fellow,
   Center for Business                   Robert D. Tymoczko*
   Ethics, Bentley College                  Vice President

Edgar R. Fiedler                         John Millette*
   Trustee; Senior Fellow                   Vice President
   and Economic Counsellor,                 and Secretary
   The Conference Board, Inc.
                                         Kathryn L. Quirk*
Keith R. Fox                                Vice President and
   Trustee; General Partner,                Assistant Secretary
   The Exeter Group of Funds
                                         John R. Hebble*
Jean Gleason Stromberg                      Treasurer
   Trustee; Consultant
                                         Thomas Lally*
Jean C. Tempel                              Assistant Treasurer
   Trustee; Managing
   Director, First                       Brenda Lyons*
   Light Capital, LLC                       Assistant Treasurer

Steven Zaleznick                         Caroline Pearson*
   Trustee; President                       Assistant Secretary
   and Chief Executive
   Officer, AARP                         *   Zurich Scudder Investments, Inc.
   Services, Inc.

Thomas V. Bruns*
   Vice President

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program
--------------------------------------------------------------------------------

 Convenient ways to   Automatic Investment Plan
    invest, quickly
       and reliably   A convenient investment program in which money is
                      electronically debited from your bank account monthly to
                      regularly purchase fund shares and "dollar cost average" --
                      buy more shares when the fund's price is lower and fewer
                      when it's higher, which can reduce your average purchase
                      price over time.*

                      Automatic Dividend Transfer

                      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                      QuickBuy

                      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                      Payroll Deduction and Direct Deposit

                      Have all or part of your paycheck -- even government checks
                      -- invested in up to four Scudder funds at one time.

                      *   Dollar cost averaging involves continuous investment
                          in securities regardless of price fluctuations and
                          does not assure a profit or protect against loss in
                          declining markets. Investors should consider their
                          ability to continue such a plan through periods of low
                          price levels.
----------------------------------------------------------------------------------

   Around-the-clock   Automated Information Lines
 electronic account
        service and   Scudder Class S Shareholders:
       information,   Call SAIL(TM)--1-800-343-2890
     including some
       transactions   AARP Investment Program Shareholders:
                      Call Easy-Access Line-- 1-800-631-4636

                      Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                      Web Site

                      Scudder Class S Shareholders --
                      myScudder.com

                      AARP Investment Program Shareholders--
                      aarp.scudder.com

                      Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

                      The sites also provide prospectuses and applications for
                      all Scudder funds, blank forms, interactive worksheets,
                      news about Scudder funds, subscription to fund updates by
                      e-mail, retirement planning information, and more.
----------------------------------------------------------------------------------


                                       61


--------------------------------------------------------------------------------

   Those who depend   Automatic Withdrawal Plan
      on investment
       proceeds for   You designate the bank account, determine the schedule (as
    living expenses   frequently as once a month) and amount of the redemptions,
    can enjoy these   and Scudder does the rest.
        convenient,
        timely, and   Distributions Direct
 reliable automated
withdrawal programs   Automatically deposits your fund distributions into the
                      bank account you designate within three business days after each distribution is paid.

                      QuickSell

                      Provides speedy access to your money by electronically
                      crediting your redemption proceeds to the bank account you previously designated.
--------------------------------------------------------------------------------

           For more   Scudder Class S Shareholders:
  information about
     these services   Call a Scudder representative at
                      1-800-SCUDDER

                      AARP Investment Program Shareholders:

                      Call an AARP Investment Program representative at
                      1-800-253-2277
--------------------------------------------------------------------------------

 Please address all   For Scudder Class S Shareholders:
            written
  correspondence to   Scudder Investments
                      PO Box 219669
                      Kansas City, MO
                      64121-9669

                      For AARP Investment Program Shareholders:

                      AARP Investment Program
                      from Scudder Investments
                      PO Box 219735
                      Kansas City, MO
                      64121-9735
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

SCUDDER
INVESTMENTS


Two International Place
Boston, MA 02110-4103


A member of [LOGO] Zurich Scudder Investments

                                                                     SCUDDER
                                                                   INVESTMENTS




      Scudder Select Funds

      Scudder Select 500 Fund

      Scudder Select 1000 Growth Fund

--------------------------------------------------------------------------------
                                 Classes A, B and C
--------------------------------------------------------------------------------


                                 Semiannual Report
                                 August 31, 2001







      Scudder Select 500 Fund seeks to provide long-term growth and income through investment in selected stocks of companies in the S&P 500r Index.

      Scudder Select 1000 Growth Fund seeks to provide long-term growth of capital through investment in selected stocks of companies in the Russell 1000r Growth Index.

Contents
--------------------------------------------------------------------------------

   3  Economic Overview                 43  Financial Statements

   5  Portfolio Management Review       48  Financial Highlights

 Select 500 Fund                        54  Notes to Financial Statements

  10  Performance Summary               64  Officers and Trustees

  13  Portfolio Summary                 65  Investment Products and Services

  15  Investment Portfolio              67  Account Management Resources

 Select 1000 Growth Fund

  27  Performance Summary

  30  Portfolio Summary

  32  Investment Portfolio





Scudder Select Funds                             Nasdaq Symbol     CUSIP Number
--------------------------------------------------------------------------------
Scudder Select 500 Fund -- Class A                    OUTDX          920390-820
--------------------------------------------------------------------------------
Scudder Select 500 Fund -- Class B                    OUTBX          920390-812
--------------------------------------------------------------------------------
Scudder Select 500 Fund -- Class C                    OUTCX          920390-796
--------------------------------------------------------------------------------
Scudder Select 1000 Growth Fund -- Class A            SOGAX          920390-788
--------------------------------------------------------------------------------
Scudder Select 1000 Growth Fund -- Class B            SOGBX          920390-770
--------------------------------------------------------------------------------
Scudder Select 1000 Growth Fund -- Class C            SOGCX          920390-762
--------------------------------------------------------------------------------

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the funds' prospectus for more complete information, including a complete description of the funds' investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Economic Overview
--------------------------------------------------------------------------------

Dear Shareholder:

Odds of a recession were abnormally high before September 11. By now, recession is a near certainty. Economic activity fell hard in the immediate aftermath of the terror, and we expect the economy to continue its decline until early next spring.

To understand why, let's start by looking at the nation's demand for cash, which was on the rise even before the attacks. Nervous people like more cash, so confidence and cash levels tend to move in opposite directions. From the end of 1999 to the end of June 2001, households added $100 billion to their cash supplies. They will now want to add more.

Jittery Americans could carry their hoarding too far, but we think it's a small risk. Consumer lending is different than it was in the late 1970s and 1980s, when banks would cut people off at the first sign of trouble. No one worries about that now because markets, not banks, supply the funds through asset-backed securities and secondary mortgage markets.

But right now, shoppers are spending less. They had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence. Although people will still buy groceries, visit the doctor and pay their kids' tuition, we don't expect total consumption to get back to this summer's level before the end of 2002.

As their customers retrench, business executives will do the same. They already cut capital spending, and will review outlays for the coming months. Before September 11, managers had planned for growth that didn't happen. Looking at factories, spare capacity is higher than at any time since 1983. But that's just the tip of the iceberg: Many service industries are vastly oversized. And companies that over-invested have no choice but to compete on price. Lower prices will limit revenue growth, making any profit rebound tepid next year.

Poor corporate pricing power also means low inflation. Many people think the money the Fed is putting into the system is bound to be an inflation problem down the road, but we don't see it that way. Inflation is determined not only by how much money is floating around but by what people do with it. Companies have had to use money to write off bad debts rather than make new loans, and individuals have been

--------------------------------------------------------------------------------
 Economic Guideposts Data as of 8/31/01
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                   2 years ago  1 year ago  6 months ago    Now

Inflation Rate (a)                      2.1        3.6         3.7          2.7
U.S. Unemployment Rate (b)              4.2        4.0         4.20         4.9
Federal Funds Rate (c)                  5.00       6.50        5.5          3.5
Industrial Production (d)               5.4        5.7         1.7         -3.3
Growth Rate of Personal Income (e)      4.50       7.1         6.8          5.3

--------------------------------------------------------------------------------
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
    Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.
--------------------------------------------------------------------------------

holding more cash. If the Fed were not creating a lot of money, this "money destruction" would cause severe problems for the economy. Even though we expect the Fed to continue to ease policy, inflation will likely be lower next year than this and lower still in the years to come.

Here's the good part: The private sector will be pulling back at the exact same time the government is stepping in with huge new outlays to help offset some of the damage.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. As despicable as the terrorist attacks were, individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. The corrective actions will hurt now but will brighten the medium- to long-term outlook. We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion.

Zurich Scudder Investments, Inc.
Economics Group

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of October 1, 2001, and may not actually come to pass.

Portfolio Management Review
--------------------------------------------------------------------------------


Scudder Select Funds: A Team Approach to Investing

Scudder Select Funds are managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the funds' management process. Team members work together to develop investment strategies and select securities for each funds' portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Robert D. Tymoczko joined the Advisor in 1997 as a quantitative research analyst. Since 1998 Mr. Tymoczko has been working as a portfolio manager for the Advisor. From 1994 to 1995, Mr. Tymoczko worked as an economic consultant. From 1995 until he joined the Advisor, Mr. Tymoczko worked toward an M.B.A. degree with a concentration in finance and econometrics. He began his investment career in 1992.

Portfolio Manager Stephen Marsh joined the Advisor as a portfolio manager in August 1997. Before joining the Advisor, Mr. Marsh worked as an investment consultant with Wood MacKenzie & Co. and Baring Asset Management. He began his investment career in September 1980.

We are pleased to provide you with the first Class A, B, C shares report for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. In the following interview, Portfolio Managers Robert Tymoczko and Stephen Marsh discuss the investment strategy for the funds and the market environment during the abbreviated reporting period ended August 31, 2001.

                     Q: How did the funds perform over their most recent semiannual period?

                     A: During the period from the inception of both funds' Class A shares on July 2, 2001, through August 31, 2001, Class A shares (unadjusted for sales charge) of Scudder Select 500 Fund posted a -7.16 percent return, compared with the -8.09 percent return of the S&P 500 Index, while Class A shares (unadjusted for sales charge) of Scudder Select 1000 Growth Fund posted a -11.36 percent total return compared with the -11.39 percent return of the Russell 1000 Growth Index.

                     Q: How would you describe the market environment during this period?

                     A: It was a period in which small-capitalization^1 (small-cap) stocks outperformed large caps and value stocks outperformed growth stocks by a significant percentage. During the second quarter of 2001 growth stocks made a brief comeback -- primarily during April -- as investors came to believe that the U.S. economy would rebound during the second half of this year. As more statistical information concerning the guarded prospects for the economy came in -- declining consumer confidence and a host of corporate earnings disappointments, for example -- the markets moved down. Thus far the Federal Reserve's moves to revive the economy by lowering interest rates haven't obtained the desired results. So the period was marked by quite a contrast: a lot of optimism going into the late spring/early

^1 Capitalization is defined as value of a company's outstanding shares of common stock, calculated by multiplying the number of outstanding shares by the company's current share price.

                     summer period that seems to have dissipated for the moment.

                     Q: Given the recent volatility and the events of September 11, have you changed the funds' basic strategy in any way?

                     A: No we haven't. We believe that one of the strengths of the Select Funds is that neither fund makes systematic factor or sector bets. (By systematic factor bets, we mean selecting stocks based on such factors as market capitalization, market risk or growth versus value styles.) So, in a volatile environment such as this where it's extremely difficult to pick the right factors or sectors month to month or day to day, we think the fact that the funds don't make systematic bets works in our favor. All selection is stock specific. Having said that, we'll rebalance the portfolio to reflect stocks' true rankings within the respective indices when the markets become more stable, and determine whether some stocks that were previously not attractive are now attractive.

                     Q: How did the funds perform in terms of stock selection during the period?

                     A: For the Select 500 Fund, stock selection was positive and helped performance in the technology and telecommunications sectors. Performance was hurt by stock selection in the basic industries and consumer discretionary sectors. For the Select 1000 Growth Fund, stock selection helped performance in the technology, consumer staples and telecommunications sectors. Sectors that had a negative impact on performance were basic industries, consumer discretionary and energy. For both funds, stock selection within the technology sector continues to be the largest positive contributor to performance since inception.

--------------------------------------------------------------------------------
 How the funds are managed
--------------------------------------------------------------------------------

The Scudder Select funds seek to outperform the benchmark index for each fund -- the S&P 500 Index for the Select 500 Fund and the Russell 1000 Growth Index for the Select 1000 Growth Fund. (The S&P 500 Index comprises 500 leading companies representing every major industry segment, and includes both "growth" and "value" stocks, while the Russell 1000 Growth Index comprises companies that are considered to have above-average growth prospects among the 1,000 U.S. companies with the largest market capitalizations.) Both Select Series funds start with all the companies in the appropriate stock index, use a disciplined approach to eliminate stocks expected to perform less well and construct a diversified portfolio from the rest.

Each Select fund uses a proprietary computer model to rank all of the companies in the applicable investment universe based on a number of stock-specific characteristics such as growth prospects, price-to-earnings ratio and stock price momentum. Stocks that rank in the bottom 20 percent are eliminated from consideration, while the remaining stocks are candidates for the portfolio. This means that Scudder Select 500 Fund will hold only stocks expected to be in the best-performing 80 percent of the S&P 500; likewise Scudder Select 1000 Growth Fund holds only stocks rated in the top 80 percent of the Russell 1000 Growth Index.

Stock Selection Process:
Addition by Subtraction

After narrowing the list of potential holdings, the managers construct a portfolio that takes into account a mix of key stock characteristics such as industry exposure, price-to-earnings ratios and price volatility. The goal is to keep each fund's level of risk similar to that of the benchmark index, while providing higher returns over time by excluding the lowest-ranked companies in the index. The result should be an improved trade-off between risk and reward. Holdings for both Select funds are rebalanced on an ongoing basis to reflect changes in the rankings of the stocks within their respective indices over time.
--------------------------------------------------------------------------------

                     Q: What is your outlook for the stock market and the funds?

                     A: While we believe that investments in stocks are an investor's best bet over the long term, we are cautious in the short run. Market valuations^2 are 50 to 60 percent above historical norms, and excess valuations in certain sectors are still being wrung out. The decline in the U.S. dollar has been one of the hallmarks of this period, especially over the last two months. And the expansive monetary policy enacted by the Fed could lead to increasing inflationary pressures. We see the possibility of increased inflation and significant devaluation in the U.S. dollar as the two biggest threats to the economy. Both could cause interest rates to rise, which could in turn cause some additional pain for the stock market in the coming months.

                     Q: Do you see attractive stocks in the market right now?

                     A: Yes we do. Following the events of September 11, many companies -- airlines, reinsurance companies and others -- were priced as if the ongoing expectation is that every quarter there's going to be a horrific event that's going to severely impact earnings. We don't think that's realistic. The ways we predict earnings and measure shareholder value haven't changed because of the recent terrorist attacks. We are confident that the stock market -- and the Select 500 and Select 1000 Growth funds -- will continue to offer attractive returns to investors over the long term.

^2 Stock analysis determines the market value of a company's stock based on the outlook for earnings and the market value of assets on the balance sheet. Valuation is normally expressed in terms of price-to-earnings (or P/E) ratio. A stock with a high P/E is said to have a high valuation, while a stock with a low P/E is said to have a low valuation.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Performance Summary                                              August 31, 2001
--------------------------------------------------------------------------------


Scudder Select 500 Fund

--------------------------------------------------------------------------------
 Annual Average Total Returns (Unadjusted for Sales Charge)**
--------------------------------------------------------------------------------
                                                                         Life of
Scudder Select 500 Fund                               6-Month   1-Year    Class*
--------------------------------------------------------------------------------
Class A^(a)                                            -7.02%  -21.17%    -2.80%
--------------------------------------------------------------------------------
Class B^(a)                                            -7.50%  -21.89%    -3.64%
--------------------------------------------------------------------------------
Class C^(a)                                            -7.48%  -21.86%    -3.61%
--------------------------------------------------------------------------------
S&P 500 Index[                                         -7.98%  -24.39%    -5.89%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value
--------------------------------------------------------------------------------
                                          Class A       Class B        Class C
--------------------------------------------------------------------------------
Net Asset Value:
8/31/01                                 $   11.28      $   11.26     $   11.27
--------------------------------------------------------------------------------
Commencement of Sales (7/2/01)          $   12.15      $   12.15     $   12.15
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Class S Lipper Rankings** -- Large Cap Core Funds Category
--------------------------------------------------------------------------------
                                                         Number of
                                                            Funds     Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                      122     of      657          19
--------------------------------------------------------------------------------


Rankings/ratings are historical and do not guarantee future results. Rankings are for Class S; rankings for share classes may vary.

Source: Lipper, Inc.

^(a) On July 2, 2001, the fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Select 500 Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Scudder Select 500 Fund

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment(c) (Adjusted for Sales Charge)**
--------------------------------------------------------------------------------

                  Scudder Select
                  500 Fund --
                  Class A (b)        S&P 500 Index+

      5/99*            9425                10000
      8/99             9361                 9661
     11/99             9884                10196
      2/00             9963                10058
      5/00            10232                10490
      8/00            11202                11239
     11/00            10044                 9765
      2/01             9497                 9235
      5/01             9585                 9384
      8/01             8831                 8703


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Comparative Results (Adjusted for Sales Charge)**
--------------------------------------------------------------------------------
                                                                         Life of
                                                                1-Year    Class*
--------------------------------------------------------------------------------
Scudder Select 500 Fund         Growth of $10,000               $7,430    $8,831
-- Class A^(b)                  ------------------------------------------------
                                Average annual total return     -25.70%   -5.28%
--------------------------------------------------------------------------------
Scudder Select 500 Fund         Growth of $10,000               $7,577    $8,885
-- Class B^(b)                  ------------------------------------------------
                                Average annual total return     -24.23%   -5.03%
--------------------------------------------------------------------------------
Scudder Select 500 Fund         Growth of $10,000               $7,814    $9,192
-- Class C^(b)                  ------------------------------------------------
                                Average annual total return     -21.86%   -3.61%
--------------------------------------------------------------------------------
S&P 500 Index+                  Growth of $10,000               $7,561    $8,703
                                ------------------------------------------------
                                Average annual total return     -24.39%   -5.89%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

^(b) On July 2, 2001 the fund began offering an additional three classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Select 500 Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum sales charge of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year of purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to CDSC of 1%. The difference in expenses will affect performance.

^(c) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

*        The Fund commenced operations on May 17, 1999.

** Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Returns and rankings may differ by share class.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Summary                                                August 31, 2001
--------------------------------------------------------------------------------


Scudder Select 500 Fund

--------------------------------------------------------------------------------
 Asset Allocation                                       8/31/01        2/28/01
--------------------------------------------------------------------------------

Common Stocks                                              98%            99%
Cash Equivalents                                            2%             1%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Sector Diversification (Excludes Cash Equivalents)     8/31/01        2/28/01
--------------------------------------------------------------------------------

Financial                                                  16%            16%
Health                                                     14%            16%
Technology                                                 14%            14%
Manufacturing                                              10%            10%
Consumer Staples                                            9%             8%
Consumer Discretionary                                      7%             6%
Energy                                                      7%             8%
Communications                                              7%             9%
Service Industries                                          4%             5%
Other                                                      12%             8%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

Asset allocation and sector diversification are subject to change.

Scudder Select 500 Fund

--------------------------------------------------------------------------------
 Ten Largest Equity Holdings at August 31, 2001* (23.3% of Portfolio)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    3.4%
    Producer of electrical equipment
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                                         3.0%
    Developer of computer software
--------------------------------------------------------------------------------
 3. Exxon Mobil Corp.                                                       2.9%
    Provider of oil internationally
--------------------------------------------------------------------------------
 4. Citigroup, Inc.                                                         2.6%
    Provider of diversified financial services
--------------------------------------------------------------------------------
 5. Pfizer, Inc.                                                            2.6%
    Manufacturer of prescription pharmaceuticals and non-prescription self-medications
--------------------------------------------------------------------------------
 6. Johnson & Johnson                                                       1.9%
    Provider of health care products
--------------------------------------------------------------------------------
 7. American International Group, Inc.                                      1.9%
    Provider of insurance services
--------------------------------------------------------------------------------
 8. Intel Corp.                                                             1.8%
    Producer of semiconductor memory circuits
--------------------------------------------------------------------------------
 9. Wal-Mart Stores, Inc.                                                   1.6%
    Operator of discount stores
--------------------------------------------------------------------------------
10. International Business Machines Corp.                                   1.6%
    Manufacturer and operator of computer and business equipment
--------------------------------------------------------------------------------

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                           as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------


Scudder Select 500 Fund

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Common Stocks 97.9%
--------------------------------------------------------------------------------

Communications 6.5%
--------------------------------------------------------------------------------

Cellular Telephone 0.3%

AT&T Wireless Services, Inc.*                            2,049          31,756

Sprint Corp. (PCS Group)*                                3,600          89,928
--------------------------------------------------------------------------------

                                                                       121,684
--------------------------------------------------------------------------------

Telephone/Communications 6.2%

AT&T Corp.                                              20,800         396,032

BellSouth Corp.                                         11,400         425,220

Global Crossing Ltd.*                                    3,300          13,959

Nortel Networks Corp.                                   12,200          76,372

Qwest Communications International, Inc.                   598          12,857

SBC Communications, Inc.                                14,900         609,559

Sprint Corp.                                             6,500         151,710

Verizon Communications, Inc.                            11,192         559,600

WorldCom, Inc.*                                         20,500         263,630

WorldCom, Inc. (MCI Group)*                                496           6,393
--------------------------------------------------------------------------------

                                                                     2,515,332
--------------------------------------------------------------------------------

Consumer Discretionary 7.4%
--------------------------------------------------------------------------------

Apparel & Shoes 0.4%

Liz Claiborne, Inc.                                        400          20,980

NIKE, Inc. "B"                                           2,500         125,000

Reebok International Ltd.*                                 900          24,201
--------------------------------------------------------------------------------

                                                                       170,181
--------------------------------------------------------------------------------

Department & Chain Stores 5.4%

Best Buy Co., Inc.*                                      3,600         212,328

Costco Wholesale Corp.*                                  1,500          56,115

CVS Corp.                                                1,800          64,998

Federated Department Stores, Inc.*                       4,200         152,502

The Gap, Inc.                                            5,900         115,935

Home Depot, Inc.                                         8,900         408,955

J.C. Penney Co., Inc.                                      800          19,200

Kohl's Corp.*                                            3,900         216,450
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Lowe's Companies, Inc.                                     600          22,320

May Department Stores Co.                                  900          30,285

Target Corp.                                             1,300          45,045

TJX Companies, Inc.                                      3,200         112,320

Wal-Mart Stores, Inc.                                   13,500         648,675

Walgreen Co.                                             2,700          92,745
--------------------------------------------------------------------------------

                                                                     2,197,873
--------------------------------------------------------------------------------

Hotels & Casinos 0.5%

Carnival Corp. "A"                                       3,500         109,480

Harrah's Entertainment, Inc.*                              600          17,148

Marriott International, Inc. "A"                         1,800          78,930
--------------------------------------------------------------------------------

                                                                       205,558
--------------------------------------------------------------------------------

Restaurants 0.5%

Brinker International, Inc.*                               900          23,940

McDonald's Corp.                                         2,900          87,087

Outback Steakhouse, Inc.*                                1,200          35,100

Starbucks Corp.*                                         1,400          23,618

Tricon Global Restaurants, Inc.*                           400          17,048
--------------------------------------------------------------------------------

                                                                       186,793
--------------------------------------------------------------------------------

Specialty Retail 0.6%

Big Lots, Inc.                                             800           8,480

BJ's Wholesale Club, Inc.*                                 300          14,700

Circuit City Stores -- Circuit City Group                8,000         133,600

RadioShack Corp.                                         3,000          70,200
--------------------------------------------------------------------------------

                                                                       226,980
--------------------------------------------------------------------------------

Consumer Staples 9.3%
--------------------------------------------------------------------------------

Alcohol & Tobacco 1.7%

Anheuser-Busch Companies, Inc.                           6,800         292,672

Philip Morris Companies, Inc.                            8,200         388,680
--------------------------------------------------------------------------------

                                                                       681,352
--------------------------------------------------------------------------------

Consumer Electronic & Photographic 0.7%

Eastman Kodak Co.                                        3,300         147,411

Maytag Corp.                                             4,300         132,139
--------------------------------------------------------------------------------

                                                                       279,550
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Consumer Specialties 0.1%

American Greeting Corp. "A"                              1,700          22,474
--------------------------------------------------------------------------------

Food & Beverage 3.8%

Albertson's, Inc.                                        3,245         113,543

Coca-Cola Co.                                            6,800         330,956

General Mills, Inc.                                        400          17,736

Kroger Co.*                                              4,400         117,128

PepsiCo, Inc.                                            7,550         354,850

Ralston Purina Group                                     7,300         238,564

Safeway, Inc.*                                           2,800         126,308

Unilever NV (New York shares)                            3,500         213,815

Winn-Dixie Stores, Inc.                                  2,300          51,635
--------------------------------------------------------------------------------

                                                                     1,564,535
--------------------------------------------------------------------------------

Package Goods/Cosmetics 3.0%

Avon Products, Inc.                                      3,000         138,390

Clorox Co.                                               5,000         186,250

Colgate-Palmolive Co.                                    2,900         157,035

International Flavors & Fragrances, Inc.                 3,600         108,540

Kimberly-Clark Corp.                                     4,500         279,225

Procter & Gamble Co.                                     5,000         370,750
--------------------------------------------------------------------------------

                                                                     1,240,190
--------------------------------------------------------------------------------

Durables 3.0%
--------------------------------------------------------------------------------

Aerospace 1.5%

Boeing Co.                                               3,800         194,560

Lockheed Martin Corp.                                    2,500          99,650

Rockwell Collins                                         2,600          52,832

Rockwell International Corp.                             7,600         121,980

United Technologies Corp.                                2,100         143,640
--------------------------------------------------------------------------------

                                                                       612,662
--------------------------------------------------------------------------------

Automobiles 0.7%

Dana Corp.                                               2,300          45,080

Ford Motor Co.                                           9,216         183,122

General Motors Corp.                                     1,100          60,225
--------------------------------------------------------------------------------

                                                                       288,427
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Construction/Agricultural Equipment 0.2%

Caterpillar, Inc.                                        1,700          85,000
--------------------------------------------------------------------------------

Telecommunications Equipment 0.6%

ADC Telecommunications, Inc.*                            3,000          13,110

Andrew Corp.*                                            1,100          22,374

Lucent Technologies, Inc.                               13,100          89,342

Palm, Inc.*                                             12,300          44,034

QUALCOMM, Inc. *                                         1,000          58,850

Tellabs, Inc.*                                           1,600          21,312
--------------------------------------------------------------------------------

                                                                       249,022
--------------------------------------------------------------------------------

Energy 7.0%
--------------------------------------------------------------------------------

Oil & Gas Production 0.4%

Anadarko Petroleum Corp.                                 1,456          75,348

Apache Corp.                                             1,000          46,930

El Paso Corp.                                              600          29,154
--------------------------------------------------------------------------------

                                                                       151,432
--------------------------------------------------------------------------------

Oil/Gas Transmission 0.7%

Enron Corp.                                              4,500         157,455

Exelon Corp.                                               900          49,140

Williams Companies, Inc.                                 1,900          61,845
--------------------------------------------------------------------------------

                                                                       268,440
--------------------------------------------------------------------------------

Oil Companies 5.3%

BP Amoco PLC (ADR)                                       5,204         264,780

Chevron Corp.                                            2,800         254,100

Exxon Mobil Corp.                                       29,708       1,192,776

Royal Dutch Petroleum Co. (New York shares)              7,000         396,410

Texaco, Inc.                                             1,000          69,650
--------------------------------------------------------------------------------

                                                                     2,177,716
--------------------------------------------------------------------------------

Oilfield Services/Equip 0.6%

Baker Hughes, Inc.                                       2,100          69,174

Halliburton Co.                                          6,000         167,160

Tidewater, Inc.                                            700          21,777
--------------------------------------------------------------------------------

                                                                       258,111
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Financial 17.0%
--------------------------------------------------------------------------------

Banks 6.0%

Bank of America Corp.                                    9,200         565,800

Bank of New York Co., Inc.                                 900          35,730

Bank One Corp.                                           4,100         142,229

Fifth Third Bancorp.                                     2,600         151,580

First Union Corp.                                        3,200         110,144

FleetBoston Financial Corp.                              5,313         195,678

Golden West Financial Corp.                                800          46,296

JP Morgan Chase & Co.                                    6,940         273,436

MBNA Corp.                                               2,300          79,948

PNC Financial Services Group                             1,100          73,249

SunTrust Banks, Inc.                                     4,000         273,200

U.S. Bancorp                                             3,400          82,416

Wachovia Corp.                                             400          27,860

Washington Mutual, Inc.                                  2,950         110,448

Wells Fargo & Co.                                        6,300         289,863
--------------------------------------------------------------------------------

                                                                     2,457,877
--------------------------------------------------------------------------------

Consumer Finance 3.9%

American Express Co.                                     4,200         152,964

Capital One Financial Corp.                              1,800         100,098

Citigroup, Inc.                                         23,633       1,081,218

Household International, Inc.                            3,400         200,940

Mellon Financial Corp.                                   1,800          63,450
--------------------------------------------------------------------------------

                                                                     1,598,670
--------------------------------------------------------------------------------

Insurance 3.5%

Allstate Corp.                                           2,900          98,397

American International Group, Inc.                       9,642         754,020

Aon Corp.                                                  700          26,005

Chubb Corp.                                                500          33,750

CIGNA Corp.                                              1,000          90,000

Conseco, Inc.*                                           2,700          24,786

Hartford Financial Services Group, Inc.                    200          12,960

Lincoln National Corp.                                   2,200         109,692

MBIA, Inc.                                                 300          16,203
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
MetLife, Inc.                                            5,200         158,600

MGIC Investment Corp.                                    1,300          90,870
--------------------------------------------------------------------------------

                                                                     1,415,283
--------------------------------------------------------------------------------

Other Financial Companies 3.6%

A.G. Edwards, Inc.                                         600          24,480

Fannie Mae                                               5,700         434,397

Freddie Mac                                              2,100         132,048

Legg Mason, Inc.                                           800          35,768

Marsh & McLennan Companies, Inc.                         1,300         120,770

Standard & Poor's 500 Depository Receipt Trust
  (Series I)                                             4,900         559,335

State Street Corp.                                       2,400         116,544

USA Education, Inc.                                        700          55,447
--------------------------------------------------------------------------------

                                                                     1,478,789
--------------------------------------------------------------------------------

Health 14.1%
--------------------------------------------------------------------------------

Biotechnology 0.3%

Biogen, Inc.*                                            1,400          84,504

MedImmune, Inc.*                                           800          32,120
--------------------------------------------------------------------------------

                                                                       116,624
--------------------------------------------------------------------------------

Health Industry Services 1.2%

Aetna, Inc.*                                             5,700         170,430

Cardinal Health, Inc.                                      450          32,823

Humana, Inc.*                                            3,200          38,400

IMS Health, Inc.                                         4,300         114,466

Quintiles Transnational Corp.*                           3,400          59,534

Wellpoint Health Networks, Inc.*                           700          74,536
--------------------------------------------------------------------------------

                                                                       490,189
--------------------------------------------------------------------------------

Hospital Management 0.6%

HCA, Inc.                                                2,500         114,350

Tenet Healthcare Corp.*                                    900          49,878

UnitedHealth Group, Inc.                                   900          61,254
--------------------------------------------------------------------------------

                                                                       225,482
--------------------------------------------------------------------------------

Medical Supply & Specialty 1.3%

Bausch & Lomb, Inc.                                      2,600          94,562

Baxter International, Inc.                               2,600         134,160
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Boston Scientific Corp.*                                 3,500          66,850

Guidant Corp.*                                           4,200         151,704

Medtronic, Inc.                                          1,800          81,972

Zimmer Holdings, Inc.*                                     880          23,936
--------------------------------------------------------------------------------

                                                                       553,184
--------------------------------------------------------------------------------

Pharmaceuticals 10.7%

Abbott Laboratories                                      6,100         303,170

American Home Products Corp.                             3,200         179,200

Bristol-Myers Squibb Co.                                 8,800         494,032

Eli Lilly & Co.                                          6,800         527,884

Johnson & Johnson                                       14,700         774,837

Merck & Co., Inc.                                        9,500         618,450

Pfizer, Inc.                                            27,675       1,060,229

Pharmacia Corp.                                          2,618         103,673

Schering-Plough Corp.                                    6,100         232,593

Watson Pharmaceuticals, Inc.*                            1,500          84,150
--------------------------------------------------------------------------------

                                                                     4,378,218
--------------------------------------------------------------------------------

Manufacturing 9.7%
--------------------------------------------------------------------------------

Chemicals 0.9%

Dow Chemical Co.                                         5,100         178,806

E.I. du Pont de Nemours & Co.                            2,000          81,940

Hercules, Inc.                                           1,200          13,560

Praxair, Inc.                                              400          18,828

Rohm and Haas Co.                                        2,000          71,820
--------------------------------------------------------------------------------

                                                                       364,954
--------------------------------------------------------------------------------

Containers & Paper 0.3%

Sealed Air Corp.*                                        3,100         124,558
--------------------------------------------------------------------------------

Diversified Manufacturing 2.4%

Honeywell International, Inc.                            3,800         141,588

Loews Corp.                                                500          24,410

Minnesota Mining & Manufacturing Co.                     3,000         312,300

Tyco International Ltd.                                  9,725         505,214
--------------------------------------------------------------------------------

                                                                       983,512
--------------------------------------------------------------------------------

Electrical Products 4.6%

American Power Conversion Corp.*                         8,100         112,023
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Emerson Electric Co.                                     4,800         257,280

General Electric Co.                                    34,100       1,397,418

Thomas & Betts Corp.                                     5,400         115,614
--------------------------------------------------------------------------------

                                                                     1,882,335
--------------------------------------------------------------------------------

Industrial Specialty 0.3%

Sherwin-Williams Co.                                     3,200          72,480

Snap-on, Inc.                                            2,000          50,920
--------------------------------------------------------------------------------

                                                                       123,400
--------------------------------------------------------------------------------

Machinery/Components/Controls 0.5%

Pitney Bowes, Inc.                                       4,900         213,101
--------------------------------------------------------------------------------

Office Equipment/Supplies 0.7%

Lexmark International, Inc.*                             3,100         161,355

Xerox Corp.                                             10,600          97,520
--------------------------------------------------------------------------------

                                                                       258,875
--------------------------------------------------------------------------------

Media 3.0%
--------------------------------------------------------------------------------

Advertising 0.2%

Omnicom Group, Inc.                                        900          70,011
--------------------------------------------------------------------------------

Broadcasting & Entertainment 2.0%

AOL Time Warner, Inc.*                                  15,900         593,865

Viacom, Inc. "B"*                                        3,400         144,160

Walt Disney Co.                                          2,700          68,661
--------------------------------------------------------------------------------

                                                                       806,686
--------------------------------------------------------------------------------

Cable Television 0.5%

Comcast Corp. "A"*                                       5,700         208,791
--------------------------------------------------------------------------------

Print Media 0.3%

Tribune Co.                                              3,700         145,854
--------------------------------------------------------------------------------

Metals & Minerals 0.7%
--------------------------------------------------------------------------------

Precious Metals 0.4%

Barrick Gold Corp.                                       2,600          41,652

Freeport McMoRan Copper & Gold, Inc. "B"*                4,000          49,520

Newmont Mining Corp.                                     3,700          76,738
--------------------------------------------------------------------------------

                                                                       167,910
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Steel & Metals 0.3%

Alcoa, Inc.                                              2,300          87,676

Nucor Corp.                                                800          38,880

Phelps Dodge Corp.                                         300          11,820
--------------------------------------------------------------------------------

                                                                       138,376
--------------------------------------------------------------------------------

Service Industries 3.9%
--------------------------------------------------------------------------------

EDP Services 1.3%

Automatic Data Processing, Inc.                          3,100         160,456

Electronic Data Systems Corp.                            4,200         247,716

First Data Corp.                                         2,100         138,285
--------------------------------------------------------------------------------

                                                                       546,457
--------------------------------------------------------------------------------

Environmental Services 0.3%

Allied Waste Industries, Inc.*                             800          14,504

Waste Management, Inc.                                   2,800          86,604
--------------------------------------------------------------------------------

                                                                       101,108
--------------------------------------------------------------------------------

Investment 0.5%

Lehman Brothers Holdings, Inc.                             900          59,085

Merrill Lynch & Co., Inc.                                  800          41,280

Morgan Stanley Dean Witter & Co.                         1,900         101,365

Stilwell Financial, Inc.                                   400          11,440
--------------------------------------------------------------------------------

                                                                       213,170
--------------------------------------------------------------------------------

Miscellaneous Commercial Services 0.7%

Concord EFS, Inc.*                                         800          41,976

Equifax, Inc.                                              800          20,824

Fluor Corp.                                                500          22,665

Paychex, Inc.                                              750          27,803

Sabre Holdings Corp.*                                    2,100          88,578

Sysco Corp.                                              3,400          95,268
--------------------------------------------------------------------------------

                                                                       297,114
--------------------------------------------------------------------------------

Miscellaneous Consumer Services 1.1%

Cendant Corp.*                                           9,000         171,630

TXU Corp.                                                4,700         223,156

Vivendi Universal SA (ADR)                               1,040          56,898
--------------------------------------------------------------------------------

                                                                       451,684
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------

Technology 13.9%
--------------------------------------------------------------------------------

Computer Software 4.8%

BMC Software, Inc.*                                      4,500          72,000

Citrix Systems, Inc.*                                    4,300         141,685

Computer Associates International, Inc.                  4,300         133,515

Compuware Corp.*                                         6,400          78,144

Enterasys Networks, Inc.*                                  600           6,090

Intuit, Inc.*                                              500          18,890

Microsoft Corp.*                                        21,800       1,243,690

Oracle Corp.*                                           13,000         158,730

PeopleSoft, Inc.*                                        2,000          68,960

Roxio, Inc.*                                             1,728          31,363
--------------------------------------------------------------------------------

                                                                     1,953,067
--------------------------------------------------------------------------------

Diverse Electronic Products 1.1%

Dell Computer Corp.*                                     4,700         100,486

Motorola, Inc.                                           8,200         142,680

Solectron Corp.*                                        14,400         195,840
--------------------------------------------------------------------------------

                                                                       439,006
--------------------------------------------------------------------------------

EDP Peripherals 0.1%

EMC Corp.*                                               1,300          20,098
--------------------------------------------------------------------------------

Electronic Components/Distributors 1.1%

Adaptec, Inc.*                                          10,500         109,725

Cisco Systems, Inc.*                                    21,100         344,563
--------------------------------------------------------------------------------

                                                                       454,288
--------------------------------------------------------------------------------

Electronic Data Processing 2.8%

Agilent Technologies, Inc.*                              1,568          41,552

Apple Computer, Inc.*                                   10,700         198,485

Gateway, Inc.*                                           1,200          10,764

Hewlett-Packard Co.                                      6,400         148,544

International Business Machines Corp.                    6,400         640,000

Sun Microsystems, Inc.*                                  3,600          41,220

Unisys Corp.*                                            5,600          66,192
--------------------------------------------------------------------------------

                                                                     1,146,757
--------------------------------------------------------------------------------

Military Electronics 0.2%

Computer Sciences Corp.*                                 2,000          75,200
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Semiconductors 3.8%

Advanced Micro Devices, Inc.*                            8,700         117,885

Applied Materials, Inc.*                                 3,100         133,579

Conexant Systems, Inc.*                                    900          10,719

Intel Corp.                                             25,900         724,164

KLA-Tencor Corp.*                                        4,300         211,302

LSI Logic Corp.*                                         1,200          24,300

National Semiconductor Corp.*                            4,700         155,335

Novellus Systems, Inc.*                                  1,300          57,603

PMC-Sierra, Inc.*                                          600          18,450

Texas Instruments, Inc.                                  3,300         109,230
--------------------------------------------------------------------------------

                                                                     1,562,567
--------------------------------------------------------------------------------

Transportation 0.9%
--------------------------------------------------------------------------------

Air Freight 0.1%

FedEx Corp.*                                               800          33,680
--------------------------------------------------------------------------------

Airlines 0.6%

AMR Corp.*                                               3,400         108,766

Delta Air Lines, Inc.                                    3,100         119,660

Southwest Airlines Co.                                     750          13,418
--------------------------------------------------------------------------------

                                                                       241,844
--------------------------------------------------------------------------------

Railroads 0.2%

Burlington Northern Santa Fe Corp.                         500          13,555

Union Pacific Corp.                                      1,000          53,270
--------------------------------------------------------------------------------

                                                                        66,825
--------------------------------------------------------------------------------

Utilities 1.5%
--------------------------------------------------------------------------------

Electric Utilities

Calpine Corp.*                                           4,800         158,496

Duke Energy Corp.                                        5,600         220,136

FPL Group, Inc.                                          1,800          97,830

Mirant Corp.*                                            2,353          67,413

Southern Co.                                             2,900          67,193
--------------------------------------------------------------------------------

                                                                       611,068
--------------------------------------------------------------------------------
Total Common Stocks (Cost $40,300,397)                              39,919,924
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                     Amount ($)       Value ($)
--------------------------------------------------------------------------------
 Repurchase Agreements 2.1%
State Street Bank and Trust Company, 3.6%, to be
  repurchased at $851,340 on 9/4/2001**
  (Cost $851,000)                                      851,000         851,000
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $41,151,397) (a)         40,770,924
--------------------------------------------------------------------------------

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

(a) The cost for federal income tax purposes was $41,390,037. At August 31, 2001, net unrealized depreciation for all securities based on tax cost was $619,113. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,490,005 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,109,118.

    During the six months ended August 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $20,714,854 and $14,004,284, respectively.



    The accompanying notes are an integral part of the financial statements.

Performance Summary                                              August 31, 2001
--------------------------------------------------------------------------------


Scudder Select 1000 Growth Fund

--------------------------------------------------------------------------------
 Average Annual Total Returns (Unadjusted for Sales Charge)**
--------------------------------------------------------------------------------
                                                                         Life of
Scudder Select 1000 Growth Fund                       6-Month   1-Year    Class*
--------------------------------------------------------------------------------
Class A (a)                                           -12.65%  -44.75%   -11.24%
--------------------------------------------------------------------------------
Class B (a)                                           -13.13%  -45.27%   -12.02%
--------------------------------------------------------------------------------
Class C (a)                                           -13.21%  -45.31%   -12.04%
--------------------------------------------------------------------------------
Russell 1000 Growth Index[                            -13.50%  -45.32%   -12.20%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value
--------------------------------------------------------------------------------
                                          Class A       Class B        Class C
--------------------------------------------------------------------------------
Net Asset Value:
8/31/01                                 $    9.21      $    9.20     $    9.20
--------------------------------------------------------------------------------
Commencement of Sales (7/2/01)          $   10.39      $   10.39     $   10.39
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Class S Lipper Rankings** -- Large Cap Growth Funds Category
--------------------------------------------------------------------------------
                                                         Number of
                                                            Funds     Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                      541     of      819          66
--------------------------------------------------------------------------------

Rankings/ratings are historical and do not guarantee future results. Rankings are for Class S; rankings for share classes may vary.

Source: Lipper, Inc.

(a) On July 2, 2001, the fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Select 1000 Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Scudder Select 1000 Growth Fund

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment^(c) (Adjusted for Sales Charge)**
--------------------------------------------------------------------------------


                 Scudder Select
                 1000 Growth Fund     Russell 1000
                 -- Class A ^(b)       Growth Index+

      5/99*            9425                10000
      8/99             9652                10174
     11/99            10633                11291
      2/00            11866                12461
      5/00            11450                12078
      8/00            12978                13579
     11/00             9578                 9986
      2/01             8210                 8583
      5/01             8165                 8489
      8/01             7171                 7424


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Comparative Results (Adjusted for Sales Charge)**
--------------------------------------------------------------------------------
                                                                         Life of
                                                                1-Year    Class*
--------------------------------------------------------------------------------
Scudder Select 1000 Growth      Growth of $10,000               $5,208    $7,171
Fund -- Class A(b)              ------------------------------------------------
                                Average annual total return     -47.92%  -13.51%
--------------------------------------------------------------------------------
Scudder Select 1000 Growth      Growth of $10,000               $5,309    $7,157
Fund -- Class B(b)              ------------------------------------------------
                                Average annual total return     -46.91%  -13.58%
--------------------------------------------------------------------------------
Scudder Select 1000 Growth      Growth of $10,000               $5,469    $7,453
Fund -- Class C(b)              ------------------------------------------------
                                Average annual total return     -45.31%  -12.04%
--------------------------------------------------------------------------------
Russell 1000 Growth Index+      Growth of $10,000               $5,468    $7,425
                                ------------------------------------------------
                                Average annual total return     -45.32%  -12.20%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

^(b) On July 2, 2001 the fund began offering an additional three classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Select 1000 Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum sales charge of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year of purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to CDSC of 1%. The difference in expenses will affect performance.

^(c) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

+ The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

*        The Fund commenced operations on May 17, 1999.

** Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Returns and rankings may differ by share class.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Scudder Select 1000 Growth Fund

--------------------------------------------------------------------------------
 Asset Allocation                                       8/31/01        2/28/01
--------------------------------------------------------------------------------
Common Stocks                                             100%           100%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Sector Diversification                                 8/31/01        2/28/01
--------------------------------------------------------------------------------
Technology                                                 24%            35%
Health                                                     24%            23%
Manufacturing                                              10%            10%
Consumer Discretionary                                      9%             8%
Financial                                                   7%             3%
Consumer Staples                                            8%             5%
Media                                                       5%             4%
Service Industries                                          5%             5%
Communications                                              2%             3%
Other                                                       6%             4%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

Asset allocation and sector diversification are subject to change.

Scudder Select 1000 Growth Fund

--------------------------------------------------------------------------------
 Ten Largest Equity Holdings at August 31, 2001* (38.2% of Portfolio)
--------------------------------------------------------------------------------
 1. General Electric Co.                                                    8.3%
    Producer of electrical equipment
--------------------------------------------------------------------------------
 2. Pfizer, Inc.                                                            5.1%
    Manufacturer of prescription pharmaceuticals and non-prescription self-medications
--------------------------------------------------------------------------------
 3. Microsoft Corp.                                                         5.0%
    Developer of computer software
--------------------------------------------------------------------------------
 4. Intel Corp.                                                             4.1%
    Producer of semiconductor memory circuits
--------------------------------------------------------------------------------
 5. AOL Time Warner, Inc.                                                   3.4%
    Provider of entertainment, news and Internet brands across converging forms of media
--------------------------------------------------------------------------------
 6. International Business Machines Corp.                                   2.8%
    Manufacturer and operator of computer and business equipment
--------------------------------------------------------------------------------
 7. American International Group, Inc.                                      2.5%
    Provider of insurance services
--------------------------------------------------------------------------------
 8. Wal-Mart Stores, Inc.                                                   2.4%
    Operator of discount stores
--------------------------------------------------------------------------------
 9. Cisco Systems, Inc.                                                     2.3%
    Manufacturer of computer network products
--------------------------------------------------------------------------------
10. Merck & Co., Inc.                                                       2.3%
    Manufacturer of pharmaceutical products
--------------------------------------------------------------------------------

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 32. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                           as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------


Scudder Select 1000 Growth Fund
                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Common Stocks 100.0%
--------------------------------------------------------------------------------

Communications 2.1%
--------------------------------------------------------------------------------

Cellular Telephone 0.4%

Sprint Corp. (PCS Group)*                                2,500          62,450

TeleCorp PCS, Inc.*                                        100           1,350

Wireless Facilities, Inc.*                               2,200          18,260
--------------------------------------------------------------------------------

                                                                        82,060
--------------------------------------------------------------------------------

Telephone/Communications 1.7%

AT&T Corp.                                               1,159          22,067

Avaya, Inc.*                                             1,700          19,312

BroadWing, Inc.*                                         1,200          21,552

Inet Technologies, Inc.*                                 1,700           9,690

Level 3 Communications, Inc.*                              500           1,910

Qwest Communications International, Inc.                 2,404          51,686

SBC Communications, Inc.                                 2,300          94,093

Telephone & Data Systems, Inc.                             800          82,600

Time Warner Telecom, Inc. "A"*                             200           4,124

WorldCom, Inc.*                                          3,200          41,152

WorldCom, Inc. (MCI Group)*                                292           3,764

XO Communications, Inc. "A"*                             1,100           1,254
--------------------------------------------------------------------------------

                                                                       353,204
--------------------------------------------------------------------------------

Consumer Discretionary 9.2%
--------------------------------------------------------------------------------

Apparel & Shoes 0.1%

Abercrombie & Fitch Co. "A"*                               400          12,136

Coach, Inc.*                                               200           7,260
--------------------------------------------------------------------------------

                                                                        19,396
--------------------------------------------------------------------------------

Department & Chain Stores 8.0%

Bed Bath & Beyond, Inc.*                                   600          17,310

Best Buy Co., Inc.*                                      1,400          82,572

Dollar Tree Stores, Inc.*                                  900          21,357

Home Depot, Inc.                                         9,200         422,740

Kohl's Corp.*                                              900          49,950

Lowe's Companies, Inc.                                   4,200         156,240
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Target Corp.                                             3,600         124,740

The Gap, Inc.                                            5,200         102,180

Wal-Mart Stores, Inc.                                   10,400         499,720

Walgreen Co.                                             4,000         137,400
--------------------------------------------------------------------------------

                                                                     1,614,209
--------------------------------------------------------------------------------

Recreational Products 0.3%

Harley-Davidson, Inc.                                    1,300          63,167
--------------------------------------------------------------------------------

Specialty Retail 0.8%

CDW Computer Centers, Inc.*                                400          16,320

Circuit City Stores -- Circuit City Group                1,700          28,390

Priceline.com, Inc.*                                       400           2,208

RadioShack Corp.                                         3,000          70,200

Tiffany & Co.                                            1,000          31,150

Williams-Sonoma, Inc.*                                     200           6,360
--------------------------------------------------------------------------------

                                                                       154,628
--------------------------------------------------------------------------------

Consumer Staples 7.5%
--------------------------------------------------------------------------------

Alcohol & Tobacco 1.2%

Anheuser-Busch Companies, Inc.                           1,600          68,864

Philip Morris Companies, Inc.                            3,800         180,120
--------------------------------------------------------------------------------

                                                                       248,984
--------------------------------------------------------------------------------

Consumer Electronic & Photographic 0.0%

Energizer Holdings, Inc.*                                  533           9,418
--------------------------------------------------------------------------------

Food & Beverage 4.4%

Albertson's, Inc.                                        1,600          55,984

Coca-Cola Co.                                            5,700         277,419

H.J. Heinz Co.                                           1,300          58,734

Krispy Kreme Doughnuts, Inc.*                            1,600          49,360

PepsiCo, Inc.                                            6,320         297,040

Ralston Purina Group                                       700          22,876

Safeway, Inc.*                                           1,700          76,687

William Wrigley Jr. Co.                                  1,200          60,168
--------------------------------------------------------------------------------

                                                                       898,268
--------------------------------------------------------------------------------

Package Goods/Cosmetics 1.9%

Avon Products, Inc.                                        400          18,452

Colgate-Palmolive Co.                                    2,600         140,790
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Estee Lauder Companies, Inc. "A"                           900          34,965

Gillette Co.                                             2,100          64,365

Kimberly-Clark Corp.                                     1,600          99,280

Procter & Gamble Co.                                       400          29,660
--------------------------------------------------------------------------------

                                                                       387,512
--------------------------------------------------------------------------------

Durables 1.9%
--------------------------------------------------------------------------------

Aerospace 0.3%

Boeing Co.                                               1,200          61,440
--------------------------------------------------------------------------------

Telecommunications Equipment 1.6%

Acterna Corp.*                                             500           2,085

ADTRAN, Inc.*                                              100           2,315

Andrew Corp.*                                              200           4,068

CommScope, Inc.*                                         1,200          25,320

Copper Mountain Networks, Inc.*                          6,200           9,362

Corning, Inc.                                            1,500          18,015

Digital Lightwave, Inc.*                                   900          13,275

Lucent Technologies, Inc.                                4,100          27,962

ONI Systems Corp.*                                         200           2,780

Palm, Inc.*                                              1,500           5,370

QUALCOMM, Inc.*                                          2,000         117,700

Scientific-Atlanta, Inc.                                 3,000          61,620

Sonus Networks, Inc.*                                      600           8,862

Tellabs, Inc.*                                           1,600          21,312
--------------------------------------------------------------------------------

                                                                       320,046
--------------------------------------------------------------------------------

Energy 2.0%
--------------------------------------------------------------------------------

Oil & Gas Production 0.8%

Anadarko Petroleum Corp.                                   900          46,575

Apache Corp.                                               400          18,772

Nabors Industries, Inc.*                                   900          22,068

Patterson-UTI Energy, Inc.*                              5,700          80,085
--------------------------------------------------------------------------------

                                                                       167,500
--------------------------------------------------------------------------------

Oil/Gas Transmission 0.5%

Dynegy, Inc.                                               700          29,519

Enron Corp.                                              1,800          62,982
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Williams Companies, Inc.                                   530          17,255
--------------------------------------------------------------------------------

                                                                       109,756
--------------------------------------------------------------------------------

Oilfield Services/Equipment 0.7%

BJ Services Co.*                                         2,400          53,832

Baker Hughes, Inc.                                         700          23,058

Halliburton Co.                                          1,400          39,004

Smith International, Inc.*                                 200           9,280

Weatherford International, Inc.*                           600          19,962
--------------------------------------------------------------------------------

                                                                       145,136
--------------------------------------------------------------------------------

Financial 7.6%
--------------------------------------------------------------------------------

Banks 1.1%

Fifth Third Bancorp.                                     1,800         104,940

MBNA Corp.                                               2,200          76,472

Northern Trust Corp.                                       800          45,360
--------------------------------------------------------------------------------

                                                                       226,772
--------------------------------------------------------------------------------

Consumer Finance 0.9%

American Express Co.                                     3,200         116,544

AmeriCredit Corp.*                                         200           9,232

Household International, Inc.                            1,000          59,100
--------------------------------------------------------------------------------

                                                                       184,876
--------------------------------------------------------------------------------

Insurance 2.5%

American International Group, Inc.                       6,500         508,300
--------------------------------------------------------------------------------

Other Financial Companies 3.1%

Citigroup, Inc.                                          2,500         114,375

Freddie Mac                                              2,100         132,048

Knight Trading Group, Inc.*                              5,500          57,200

Marsh & McLennan Companies, Inc.                           100           9,290

Standard & Poor's 500 Depository Receipt Trust
   (Series I)                                            1,600         182,640

State Street Corp.                                       1,200          58,272

USA Education, Inc.                                        800          63,368
--------------------------------------------------------------------------------

                                                                       617,193
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------

Health 24.3%
--------------------------------------------------------------------------------

Biotechnology 1.8%

Amgen, Inc.*                                               300          19,290

Aviron*                                                    100           2,239

Biogen, Inc.*                                            1,900         114,684

Chiron Corp.*                                            1,500          69,930

Curagen Corp.*                                             100           2,039

Enzon, Inc.*                                               100           6,384

Genzyme Corp.*                                           2,000         113,280

Gilead Sciences, Inc.*                                     300          18,213

IDEC Pharmaceuticals Corp.*                                300          17,781

Incyte Genomics, Inc.*                                     300           5,304

Invitrogen Corp.*                                          100           6,803
--------------------------------------------------------------------------------

                                                                       375,947
--------------------------------------------------------------------------------

Health Industry Services 1.2%

Cardinal Health, Inc.                                    1,900         138,586

Express Scripts, Inc. "A"*                                 600          32,112

Pacificare Health Systems, Inc.*                         1,300          19,110

Quintiles Transnational Corp.*                           2,400          42,024

WebMD Corp.*                                               400           1,960
--------------------------------------------------------------------------------

                                                                       233,792
--------------------------------------------------------------------------------

Hospital Management 0.6%

Tenet Healthcare Corp.*                                    300          16,626

UnitedHealth Group, Inc.                                 1,400          95,284
--------------------------------------------------------------------------------

                                                                       111,910
--------------------------------------------------------------------------------

Medical Supply & Specialty 2.9%

Bausch & Lomb, Inc.                                        300          10,911

Baxter International, Inc.                               2,000         103,200

Biomet, Inc.                                             2,025          55,951

Cytyc Corp.*                                             1,500          36,345

Guidant Corp.*                                           1,200          43,344

Laboratory Corp. of America Holdings*                      500          38,950

Medtronic, Inc.                                          4,500         204,930

PerkinElmer, Inc.                                        1,100          35,288

ResMed, Inc.*                                              600          32,970
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Waters Corp.*                                              600          19,878

Zimmer Holdings, Inc.*                                     580          15,776
--------------------------------------------------------------------------------

                                                                       597,543
--------------------------------------------------------------------------------

Pharmaceuticals 17.8%

Abbott Laboratories                                      2,700         134,190

Allergan, Inc.                                           1,200          86,700

American Home Products Corp.                             3,200         179,200

Bristol-Myers Squibb Co.                                 5,800         325,612

Cephalon, Inc.*                                            900          53,298

Eli Lilly & Co.                                          4,500         349,335

Forest Laboratories, Inc.*                               1,000          73,010

ICOS Corp.*                                                100           5,830

IVAX Corp.                                               1,625          54,698

Johnson & Johnson                                        7,312         385,416

King Pharmaceuticals, Inc.                               1,067          46,133

Merck & Co., Inc.                                        7,100         462,210

Pfizer, Inc.                                            27,250       1,043,948

Pharmacia Corp.                                          4,700         186,120

Schering-Plough Corp.                                    6,300         240,219
--------------------------------------------------------------------------------

                                                                     3,625,919
--------------------------------------------------------------------------------

Manufacturing 10.4%
--------------------------------------------------------------------------------

Chemicals 0.3%

Cabot Microelectronics Corp.*                              800          56,040
--------------------------------------------------------------------------------

Containers & Paper 0.2%

Sealed Air Corp.*                                          900          36,162
--------------------------------------------------------------------------------

Diversified Manufacturing 0.3%

SPX Corp.*                                                 200          23,250

Tyco International Ltd.                                    740          38,443
--------------------------------------------------------------------------------

                                                                        61,693
--------------------------------------------------------------------------------

Electrical Products 8.4%

American Power Conversion Corp.*                           800          11,064

Amphenol Corp. "A"*                                        100           4,043

General Electric Co.                                    41,300       1,692,474
--------------------------------------------------------------------------------

                                                                     1,707,581
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Hand Tools 0.1%

Black & Decker Corp.                                       700          27,531
--------------------------------------------------------------------------------

Machinery/Components/Controls 0.5%

Illinois Tool Works, Inc.                                  900          56,259

Millipore Corp.                                            300          19,035

Newport Corp.                                            1,400          25,368
--------------------------------------------------------------------------------

                                                                       100,662
--------------------------------------------------------------------------------

Office Equipment/Supplies 0.6%

Lexmark International, Inc.*                             1,900          98,895

Xerox Corp.                                              3,300          30,360
--------------------------------------------------------------------------------

                                                                       129,255
--------------------------------------------------------------------------------

Media 5.0%
--------------------------------------------------------------------------------

Advertising 0.3%

DoubleClick,Inc.*                                          400           3,212

Interpublic Group of Companies, Inc.                     1,600          43,328

TMP Worldwide, Inc.*                                       300          13,455
--------------------------------------------------------------------------------

                                                                        59,995
--------------------------------------------------------------------------------

Broadcasting & Entertainment 4.2%

AOL Time Warner, Inc.*                                  18,350         685,380

Univision Communication, Inc.*                             500          14,915

USA Networks, Inc.*                                      2,900          67,164

Viacom, Inc. "B"*                                        2,300          97,520
--------------------------------------------------------------------------------

                                                                       864,979
--------------------------------------------------------------------------------

Cable Television 0.2%

Cablevision Systems Corp. "A"*                             100           2,380

EchoStar Communications Corp. "A"*                         800          22,528

Liberty Digital, Inc.*                                   3,500          17,500
--------------------------------------------------------------------------------

                                                                        42,408
--------------------------------------------------------------------------------

Print Media 0.3%

Electronics for Imaging, Inc.*                           2,600          53,196
--------------------------------------------------------------------------------

Metals & Minerals 0.2%
--------------------------------------------------------------------------------

Coal Mining 0.0%

Arch Coal, Inc.                                            500           9,100
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Steel & Metals 0.2%

Alcoa, Inc.                                                800          30,496
--------------------------------------------------------------------------------

Service Industries 4.8%
--------------------------------------------------------------------------------

EDP Services 1.7%

Automatic Data Processing, Inc.                          1,900          98,344

CSG Systems International, Inc.*                         1,000          45,900

Electronic Data Systems Corp.                            1,500          88,470

First Data Corp.                                         1,100          72,435

VeriSign, Inc.*                                            822          33,743
--------------------------------------------------------------------------------

                                                                       338,892
--------------------------------------------------------------------------------

Investment 1.1%

Franklin Resources, Inc.                                 1,400          57,442

Goldman Sachs Group, Inc.                                  100           8,010

Morgan Stanley Dean Witter & Co.                         1,200          64,020

Stilwell Financial, Inc.                                   500          14,300

T Rowe Price Group, Inc.                                 1,900          71,041
--------------------------------------------------------------------------------

                                                                       214,813
--------------------------------------------------------------------------------

Miscellaneous Commercial Services 1.1%

CMGI, Inc.*                                              1,100           1,958

Concord EFS, Inc.*                                       1,100          57,717

Dun & Bradstreet Corp.*                                    300          10,008

Dycom Industries, Inc.*                                    600           8,694

Metris Companies, Inc.                                   1,100          29,920

Paychex, Inc.                                              300          11,121

Sabre Holdings Corp.*                                      400          16,872

Sysco Corp.                                              1,700          47,634

United Parcel Service, Inc. "B"                            600          33,138
--------------------------------------------------------------------------------

                                                                       217,062
--------------------------------------------------------------------------------

Miscellaneous Consumer Services 0.9%

Akamai Technologies, Inc.*                                 200             842

eBay, Inc.*                                              1,400          78,722

Homestore.Com, Inc*                                      2,300          38,111

Infospace.com, Inc.*                                     1,000           1,200

Ticketmaster "B"*                                        4,100          67,035
--------------------------------------------------------------------------------

                                                                       185,910
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------

Technology 24.3%
--------------------------------------------------------------------------------

Computer Software 9.1%

Adobe Systems, Inc.                                      2,500          84,025

AsiaInfo Holdings, Inc.*                                 1,400          19,950

BMC Software, Inc.*                                      2,300          36,800

Citrix Systems, Inc.*                                    2,100          69,195

Computer Associates International, Inc.                  1,600          49,680

Compuware Corp.*                                         2,000          24,420

Electronic Arts, Inc.*                                   1,100          63,481

Enterasys Networks, Inc.*                                  300           3,045

Inktomi Corp.*                                             500           1,980

Intuit, Inc.*                                              400          15,112

Liberate Technologies, Inc.*                               200           2,864

Microsoft Corp.*                                        17,900       1,021,195

NVIDIA Corp.*                                            1,400         118,594

Network Associates, Inc.*                                3,800          60,230

Oracle Corp.*                                           13,100         159,951

PeopleSoft, Inc.*                                        1,800          62,064

Portal Software, Inc.*                                     500             930

Quest Software, Inc.*                                      100           2,080

RSA Security, Inc.*                                        100           1,924

Retek, Inc.*                                               200           5,596

Roxio, Inc.*                                                16             290

S1 Corp.*                                                  100           1,157

Symantec Corp.*                                            700          30,093

webMethods, Inc.*                                        1,800          21,654
--------------------------------------------------------------------------------

                                                                     1,856,310
--------------------------------------------------------------------------------

Diverse Electronic Products 1.2%

Dell Computer Corp.*                                     6,100         130,418

Foundry Networks, Inc.*                                    300           3,285

McDATA Corp.*                                              557           7,954

Molex, Inc.                                                100           3,157

Motorola, Inc.                                           3,400          59,160

Silicon Storage Technology, Inc.*                          400           3,492

Synopsys Ltd.*                                             800          36,912
--------------------------------------------------------------------------------

                                                                       244,378
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
EDP Peripherals 0.4%

EMC Corp.*                                               4,900          75,754

Symbol Technologies, Inc.                                  875          11,813
--------------------------------------------------------------------------------

                                                                        87,567
--------------------------------------------------------------------------------

Electronic Components/Distributors 2.3%

Cisco Systems, Inc.*                                    28,500         465,405

SCI Systems, Inc.*                                         200           4,900
--------------------------------------------------------------------------------

                                                                       470,305
--------------------------------------------------------------------------------

Electronic Data Processing 3.7%

Apple Computer, Inc.*                                    1,200          22,260

Compaq Computer Corp.                                      700           8,645

Hewlett-Packard Co.                                      1,700          39,457

International Business Machines Corp.                    5,700         570,000

Sun Microsystems, Inc.*                                  8,100          92,745

Unisys Corp.*                                            1,500          17,730
--------------------------------------------------------------------------------

                                                                       750,837
--------------------------------------------------------------------------------

Precision Instruments 0.1%

Lam Research Corp.*                                        500          14,155
--------------------------------------------------------------------------------

Semiconductors 7.5%

Advanced Micro Devices, Inc.*                            6,300          85,365

Amkor Technology, Inc.*                                    400           6,552

Applied Materials, Inc.*                                 1,800          77,562

Cypress Semiconductor Corp.*                               300           6,483

Fairchild Semiconductor Corp. "A"*                       2,900          62,553

Intel Corp.                                             29,800         833,208

Intersil Corp.*                                            400          15,012

International Rectifier Corp.*                             200           7,396

KLA-Tencor Corp.*                                        2,500         122,850

Lattice Semiconductor Corp.*                               300           7,011

Microchip Technology, Inc.*                                500          17,845

Micron Technology, Inc.*                                 1,000          37,610

National Semiconductor Corp.*                              200           6,610

Novellus Systems, Inc.*                                    500          22,155

Texas Instruments, Inc.                                  6,860         227,066
--------------------------------------------------------------------------------

                                                                     1,535,278
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------

Transportation 0.1%
--------------------------------------------------------------------------------

Railroads

Kansas City Southern Industries, Inc.*                     900          11,700
--------------------------------------------------------------------------------

Utilities 0.6%
--------------------------------------------------------------------------------

Electric Utilities

AES Corp.*                                               1,400          46,368

Calpine Corp.*                                           1,600          52,832

Mirant Corp.*                                            1,100          31,515
--------------------------------------------------------------------------------

                                                                       130,715
--------------------------------------------------------------------------------
Total Common Stocks (Cost $22,009,440)                              20,353,996
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $22,009,440) (a)         20,353,996
--------------------------------------------------------------------------------

*   Non-income producing security.

(a) The cost for federal income tax purposes was $22,116,582. At August 31, 2001, net unrealized depreciation based on tax cost was $1,762,586. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,160,902 and gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $2,923,488.

    During the six months ended August 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $10,879,479 and $11,686,522, respectively.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
                                                                       Scudder
                                                     Scudder        Select 1000
Assets                                           Select 500 Fund    Growth Fund
--------------------------------------------------------------------------------
Investments in securities, at value (for cost,
see accompanying investment portfolios)          $   40,770,924  $    20,353,996
--------------------------------------------------------------------------------
Cash                                                        314           15,849
--------------------------------------------------------------------------------
Receivable for investments sold                         447,564          199,150
--------------------------------------------------------------------------------
Dividends receivable                                     62,125           13,662
--------------------------------------------------------------------------------
Interest receivable                                          85               --
--------------------------------------------------------------------------------
Receivable for Fund shares sold                         188,076           19,943
--------------------------------------------------------------------------------
Foreign taxes recoverable                                   506               --
--------------------------------------------------------------------------------
Total assets                                         41,469,594       20,602,600
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                       868,288          160,163
--------------------------------------------------------------------------------
Notes payable                                                --          150,000
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                         27,158           30,839
--------------------------------------------------------------------------------
Accrued management fee                                   14,774            4,787
--------------------------------------------------------------------------------
Other accrued expenses and payables                     107,495           40,660
--------------------------------------------------------------------------------
Total liabilities                                     1,017,715          386,449
--------------------------------------------------------------------------------
Net assets, at value                             $   40,451,879  $    20,216,151
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss)              100,444         (13,946)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investments                                           (380,473)      (1,655,444)
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                (2,332,925)      (6,221,478)
--------------------------------------------------------------------------------
Paid-in capital                                      43,064,833       28,107,019
--------------------------------------------------------------------------------
Net assets, at value                             $   40,451,879  $    20,216,151
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

 Statement of Assets and Liabilities as of August 31, 2001 (Unaudited)
 (continued)
                                                                      Scudder
                                                     Scudder        Select 1000
Net Asset Value                                  Select 500 Fund    Growth Fund
--------------------------------------------------------------------------------
Class AARP

Net assets applicable to shares outstanding      $    1,702,776  $     1,324,013
--------------------------------------------------------------------------------
Shares outstanding of beneficial interest, $.01
par value, unlimited number of shares authorized        152,295          144,503
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price
per share                                        $        11.18  $          9.16
--------------------------------------------------------------------------------
Class S

Net assets applicable to shares outstanding      $   38,254,652  $    18,607,738
--------------------------------------------------------------------------------
Shares outstanding of beneficial interest, $.01
par value, unlimited number of shares authorized      3,422,530        2,029,593
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price
per share                                        $        11.18  $          9.17
--------------------------------------------------------------------------------
Class A

Net assets applicable to shares outstanding
--------------------------------------------------------------------------------
Shares outstanding of beneficial interest, $.01
par value, unlimited number of shares authorized         22,578              778
--------------------------------------------------------------------------------
Net Asset Value and redemption price per share   $        11.28  $          9.21
--------------------------------------------------------------------------------
Maximum offering price per share (100 / 94.25 of
$11.28 and $9.21, respectively)                  $        11.97  $          9.77
--------------------------------------------------------------------------------
Class B

Net assets applicable to shares outstanding      $      162,720  $        19,641
--------------------------------------------------------------------------------
Shares outstanding of beneficial interest, $.01
par value, unlimited number of shares authorized         14,452            2,134
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price
per share (subject to contingent defered sales
charge)                                          $        11.26  $          9.20
--------------------------------------------------------------------------------
Class C

Net assets applicable to shares outstanding      $       77,132  $       257,593
--------------------------------------------------------------------------------
Shares outstanding of beneficial interest, $.01
par value, unlimited number of shares authorized          6,845           28,013
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price
per share (subject to contingent defered sales
charge)                                          $        11.27  $          9.20
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the six months ended August 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Scudder
                                                     Scudder        Select 1000
Investment Income                                Select 500 Fund    Growth Fund
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of
$2,360 and $0, respectively)                     $      258,161  $        71,168
--------------------------------------------------------------------------------
Interest                                                  1,706              643
--------------------------------------------------------------------------------
Total Income                                            259,867           71,811
--------------------------------------------------------------------------------
Expenses:
Management fee                                           96,222           57,222
--------------------------------------------------------------------------------
Administrative fee                                       48,110           28,622
--------------------------------------------------------------------------------
Distribution services fees                                  153              195
--------------------------------------------------------------------------------
Trustees' fees and expenses                               2,268            1,884
--------------------------------------------------------------------------------
Interest expense                                             --              394
--------------------------------------------------------------------------------
Other                                                       534              125
--------------------------------------------------------------------------------
Total expenses, before expense reductions               147,287           88,442
--------------------------------------------------------------------------------
Expense reductions                                      (1,290)          (2,685)
--------------------------------------------------------------------------------
Total expenses, after expense reductions                145,997           85,757
--------------------------------------------------------------------------------
Net investment income (loss)                            113,870         (13,946)
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments           (1,137,042)      (3,843,418)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
during the period on investments                    (1,931,330)          885,692
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions          (3,068,372)      (2,957,726)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                  $  (2,954,502)  $   (2,971,672)
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets -- Scudder Select 500 Fund
--------------------------------------------------------------------------------

                                                    For the Six     For the Year
                                                   Months Ended        Ended
                                                  August 31, 2001   February 28,
Increase (Decrease) in Net Assets                   (Unaudited)         2001
--------------------------------------------------------------------------------
Operations:
Net investment income (loss)                     $      113,870  $       164,514
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                        (1,137,042)          179,347
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period           (1,931,330)      (2,484,022)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     (2,954,502)      (2,140,161)
--------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
  Class AARP                                            (1,984)          (1,638)
--------------------------------------------------------------------------------
  Class S                                              (44,114)        (128,954)
--------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                            11,844,779       13,250,953
--------------------------------------------------------------------------------
Net assets acquired in tax-free reorganization               --        3,006,967
--------------------------------------------------------------------------------
Reinvestment of distributions                            44,680          127,398
--------------------------------------------------------------------------------
Cost of shares redeemed                             (4,839,544)     (10,680,180)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                    7,049,915        5,705,138
--------------------------------------------------------------------------------
Increase (decrease) in net assets                     4,049,315        3,434,385
--------------------------------------------------------------------------------
Net assets at beginning of period                    36,402,564       32,968,179
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of $100,444
and $32,672, respectively)                       $   40,451,879  $    36,402,564
--------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets -- Scudder Select 1000 Growth Fund
--------------------------------------------------------------------------------

                                                    For the Six     For the Year
                                                   Months Ended        Ended
                                                  August 31, 2001   February 28,
Increase (Decrease) in Net Assets                   (Unaudited)         2001
--------------------------------------------------------------------------------
Operations:
Net investment income (loss)                     $     (13,946)  $      (65,037)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                        (3,843,418)      (2,188,720)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period               885,692      (8,372,402)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     (2,971,672)     (10,626,159)
--------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                             3,165,428       15,359,552
--------------------------------------------------------------------------------
Cost of shares redeemed                             (3,900,176)      (9,737,878)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                    (734,748)        5,621,674
--------------------------------------------------------------------------------
Increase (decrease) in net assets                   (3,706,420)      (5,004,485)
--------------------------------------------------------------------------------
Net assets at beginning of period                    23,922,571       28,927,056
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment loss of $13,946 and
$0, respectively)                                $   20,216,151  $    23,922,571
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------


Scudder Select 500 Fund

Class A

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $12.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                  .02
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.89)
--------------------------------------------------------------------------------
  Total from investment operations                                       (.87)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $11.28
--------------------------------------------------------------------------------
Total Return (%)c                                                       (7.16)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      .3
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.04*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .53*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                73*
--------------------------------------------------------------------------------

^a For the period from July 2, 2001 (commencement of sales of Class A shares) to August 31, 2001 (Unaudited).

^b Based on average shares outstanding during the period.

^c Total return does not reflect the effect of sales charge.

*   Annualized

**  Not annualized

Scudder Select 500 Fund

Class B

--------------------------------------------------------------------------------
                                                                           2001a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $12.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                               (.00)^d
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.89)
--------------------------------------------------------------------------------
  Total from investment operations                                       (.89)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $11.26
--------------------------------------------------------------------------------
Total Return (%)^c                                                      (7.33)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      .2
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.84*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.27)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                73*
--------------------------------------------------------------------------------

^a For the period from July 2, 2001 (commencement of sales of Class B shares) to August 31, 2001 (Unaudited).

^b  Based on average shares outstanding during the period.

^c  Total return does not reflect the effect of sales charge.

^d  Amount is less than $.005.

*   Annualized

**  Not annualized

Scudder Select 500 Fund

Class C

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $12.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                               (.00)^d
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.88)
--------------------------------------------------------------------------------
  Total from investment operations                                       (.88)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $11.27
--------------------------------------------------------------------------------
Total Return (%)^c                                                      (7.24)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      .1
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.81*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.24)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                73*
--------------------------------------------------------------------------------

^a For the period from July 2, 2001 (commencement of sales of Class C shares) to August 31, 2001 (Unaudited).

^b Based on average shares outstanding during the period.

^c Total return does not reflect the effect of sales charge.

^d Amount is less than $.005.

*   Annualized

**  Not annualized

Scudder Select 1000 Growth Fund

Class A

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.39
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                               (.00)^c
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (1.18)
--------------------------------------------------------------------------------
  Total from investment operations                                      (1.18)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 9.21
--------------------------------------------------------------------------------
Total Return (%)^d                                                     (11.36)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     .01
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.04*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.27)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                96*
--------------------------------------------------------------------------------

^a For the period from July 2, 2001 (commencement of sales of Class A shares) to August 31, 2001 (Unaudited).

^b  Based on average shares outstanding during the period.

^c  Amount is less than $.005.

^d  Total return does not reflect the effect of sales charge.

*   Annualized

**  Not annualized

Scudder Select 1000 Growth Fund

Class B

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.39
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (1.17)
--------------------------------------------------------------------------------
  Total from investment operations                                      (1.19)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 9.20
--------------------------------------------------------------------------------
Total Return (%)^c                                                     (11.45)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     .02
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.84*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.07)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                96*
--------------------------------------------------------------------------------

^a For the period from July 2, 2001 (commencement of sales of Class B shares) to August 31, 2001 (Unaudited).

^b  Based on average shares outstanding during the period.

^c  Total return does not reflect the effect of sales charge.

*   Annualized

**  Not annualized

Scudder Select 1000 Growth Fund

Class C

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.39
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (1.17)
--------------------------------------------------------------------------------
  Total from investment operations                                      (1.19)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $ 9.20
--------------------------------------------------------------------------------
Total Return (%)^c                                                     (11.45)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      .3
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.81*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.04)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                96*
--------------------------------------------------------------------------------

^a For the period from July 2, 2001 (commencement of sales of Class C shares) to August 31, 2001 (Unaudited).

^b  Based on average shares outstanding during the period.

^c  Total return does not reflect the effect of sales charge.

*   Annualized

**  Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------


A. Significant Accounting Policies


Scudder Select 500 Fund and Scudder Select 1000 Growth Fund (each a "Fund" and collectively, the "Funds") are each, respectively, a diversified series and non-diversified series, of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Each Fund offers multiple classes of shares. On July 2, 2001, the Funds commenced offering additional shares: Class A, Class B and Class C. Each class of shares provides investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are generally not available to new investors. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution services fees, administrative fee and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class-specific arrangements.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less and other cash equivalents are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Funds may enter into repurchase agreements with certain banks and broker/dealers whereby each Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, neither Fund paid any federal income taxes and no federal income tax provision was required.

At February 28, 2001, Scudder Select 500 Fund had a net tax basis capital loss carryforward of approximately $709,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 29, 2008 ($552,000) and February 28, 2009 ($157,000), the
respective expiration dates, whichever occurs first.

At February 28, 2001, Scudder Select 1000 Growth Fund had a net tax basis capital loss carryforward of approximately $927,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 29, 2008 ($181,000) and February 28, 2009 ($746,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2000 through February 28, 2001, Scudder Select 1000 Growth Fund incurred approximately $1,250,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending February 28, 2002.

In addition, Scudder Select 500 Fund inherited approximately $132,000 of capital losses from its merger (see Note E) with Scudder Tax Managed Growth Fund, which may be applied against any realized net taxable capital gains in future years or until February 29, 2008, the expiration date, subject to certain limitations imposed by sections 381-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly for Scudder Select 500 Fund and annually for Scudder Select 1000 Growth Fund. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Divided income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

The management fee payable under the Management Agreement for Scudder Select 500 Fund is equal to an annual rate of 0.50% of the first $500,000,000 of average daily net assets, 0.475% of the next $500,000,000 of such net assets, and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. The management fee payable under the Management Agreement for Scudder Select 1000 Growth Fund is equal to an annual rate of 0.50% of the first $500,000,000 of average daily net assets, 0.475% of the next $500,000,000 of such net assets, and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

The Advisor and certain of its subsidiaries have agreed to reimburse or not impose, respectively, all or a portion of their fees payable by the Funds until June 30, 2001 in order to maintain the annualized expenses of each Fund at not more than 0.75% of average daily net assets. For the period from March 1, 2001 through June 30, 2001, the Advisor did not impose a portion of its management fee for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund, amounting to $1,014 and $2,312, respectively, and the amount imposed aggregated $95,208 and $54,910, which is equivalent to an annualized effective rate of 0.49% and 0.49%, respectively, of each Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Funds (other than those provided by ZSI under its Management Agreement with the Funds, as described above) in exchange for the payment by the Funds of an administrative services fee (the "Administrative Fee"). The Administrative Fee for Class AARP and Class S for each Fund, for the six months ended August 31, 2001, was equal to an annualized effective rate of 0.25% and 0.25%, respectively, of average daily net assets, computed and accrued daily and payable monthly. The Administrative Fee for Class A, Class B and Class C for each Fund for the period July 2, 2001 (commencement of sales) through August 31, 2001 was equal to an annualized effective rate of 0.275%, 0.325% and 0.300%, respectively, of average daily net assets, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to each Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for each Fund and maintains the accounting records of each Fund. Scudder Service Corp. and Scudder Investments Service Corp., also subsidiaries of ZSI, are the transfer, shareholder service and dividend-paying agent for the shares of each Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI, provide certain services (i.e. custody, legal, audit) to each Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to each Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of each Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended August 31, 2001, the Administrative Fee for each fund was as follows:

                                                                    Unpaid at
Select 500 Fund Administrative Fee             Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class AARP                                       $       1,845    $         374
--------------------------------------------------------------------------------
Class S                                                 46,198            8,132
--------------------------------------------------------------------------------
Class A                                                     25               23
--------------------------------------------------------------------------------
Class B                                                     29               24
--------------------------------------------------------------------------------
Class C                                                     13               11
--------------------------------------------------------------------------------
                                                 $      48,110    $       8,564
--------------------------------------------------------------------------------


                                                                    Unpaid at
Select 1000 Growth Fund Administrative Fee     Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class AARP                                       $       1,984    $         277
--------------------------------------------------------------------------------
Class S                                                 26,577            3,832
--------------------------------------------------------------------------------
Class A                                                      3                1
--------------------------------------------------------------------------------
Class B                                                      2                1
--------------------------------------------------------------------------------
Class C                                                     56               55
--------------------------------------------------------------------------------
                                                 $      28,622    $       4,166
--------------------------------------------------------------------------------

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and
C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period July 2, 2001 (commencement of operations for Class B and Class C) through August 31, 2001, the Distribution Fees were as follows:

                                                                     Unpaid at
Select 500 Fund Distribution Fee               Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class B                                          $          67    $          55
--------------------------------------------------------------------------------
Class C                                                     31               27
--------------------------------------------------------------------------------
                                                 $          98    $          82
--------------------------------------------------------------------------------

                                                                    Unpaid at
Select 1000 Growth Fund Distribution Fee       Total Aggregated  August 31, 2001
--------------------------------------------------------------------------------
Class B                                          $           6    $           5
--------------------------------------------------------------------------------
Class C                                                    139              138
--------------------------------------------------------------------------------
                                                 $         145    $         143
--------------------------------------------------------------------------------

SDI also provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period July 2, 2001 (commencement of operations for Class A, Class B and Class C) through August 31, 2001, the Service Fees were as follows:

                                                                     Unpaid at
Select 500 Fund Service Fees                  Total Aggregated   August 31, 2001
--------------------------------------------------------------------------------
Class A                                          $          22    $          21
--------------------------------------------------------------------------------
Class B                                                     22               18
--------------------------------------------------------------------------------
Class C                                                     11                9
--------------------------------------------------------------------------------
                                                 $          55    $          48
--------------------------------------------------------------------------------


                                                                    Unpaid at
Select 1000 Growth Fund Service Fees          Total Aggregated   August 31, 2001
--------------------------------------------------------------------------------
Class A                                          $           2    $           1
--------------------------------------------------------------------------------
Class B                                                      2                2
--------------------------------------------------------------------------------
Class C                                                     46               46
--------------------------------------------------------------------------------
                                                 $          50    $          49
--------------------------------------------------------------------------------

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended August 31, 2001, Trustees' fees and expenses imposed for Scudder Select 500 Fund and Scudder Select 1000 Growth Fund aggregated $2,268 and $1,884, respectively.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each Fund.

This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangements

Each Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. Pursuant to the Administrative Agreement, during the six months ended August 31, 2001, Scudder Select 500 Fund's and Scudder Select 1000 Growth Fund's Administrative Fee was reduced by $276 and $373, respectively, for custodian credits earned.

D. Line of Credit

The Funds and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. During the six months ended August 31, 2001, Scudder Select 1000 Growth Fund's weighted average outstanding daily balance of bank loans (based on the average number of days the loans were outstanding) was approximately $175,000, with a weighted average interest rate of 4.23%. Interest expense for the six months ended August 31, 2001 was $394.

E. Acquisition of Assets

On August 25, 2000, Scudder Select 500 Fund acquired all the net assets of Scudder Tax Managed Growth Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 213,715 Class S shares of the Fund for 200,021 shares of Scudder Tax Managed Growth Fund outstanding on August 25, 2000. Scudder Tax Managed Growth Fund's net assets at that date ($3,006,967), including $847,697 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $36,102,459. The combined net assets of the Fund immediately following the acquisition were $39,109,426.

F. Share Transactions

The following table summarizes share and dollar activity in Scudder Select 500
Fund:

                         Six Months Ended                   Year Ended
                   August 31, 2001 (Unaudited)          February 28, 2001
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares sold
--------------------------------------------------------------------------------
Class AARP            124,078    $  1,460,532        116,878*     $ 1,521,367*
--------------------------------------------------------------------------------
Class S               834,129       9,863,543       889,619**     11,729,586**
--------------------------------------------------------------------------------
Class A***             23,443         272,672              --               --
--------------------------------------------------------------------------------
Class B***             14,467         168,904              --               --
--------------------------------------------------------------------------------
Class C***              6,845          79,128              --               --
--------------------------------------------------------------------------------
                                 $ 11,844,779                     $ 13,250,953
--------------------------------------------------------------------------------

Shares issued in tax-free reorganization
--------------------------------------------------------------------------------
Class S**                  --    $         --         213,715     $  3,006,967
--------------------------------------------------------------------------------
                                 $         --                     $  3,006,967
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP                164    $      1,965            127*     $     1,633*
--------------------------------------------------------------------------------
Class S                 3,572          42,715         9,652**        125,765**
--------------------------------------------------------------------------------
Class A***                 --              --              --               --
--------------------------------------------------------------------------------
Class B***                 --              --              --               --
--------------------------------------------------------------------------------
Class C***                 --              --              --               --
--------------------------------------------------------------------------------
                                 $     44,680                     $    127,398
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class AARP           (36,306)    $  (420,523)       (52,646)*     $ (681,653)*
--------------------------------------------------------------------------------
Class S             (376,445)     (4,408,689)     (763,040)**     (9,998,527)**
--------------------------------------------------------------------------------
Class A***              (865)        (10,156)              --               --
--------------------------------------------------------------------------------
Class B***               (15)           (176)              --               --
--------------------------------------------------------------------------------
Class C***                 --              --              --               --
--------------------------------------------------------------------------------
                                 $(4,839,544)                     $(10,680,180)
--------------------------------------------------------------------------------

                         Six Months Ended                   Year Ended
                   August 31, 2001 (Unaudited)          February 28, 2001
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP             87,936    $  1,041,974         64,359*     $   841,347*
--------------------------------------------------------------------------------
Class S               461,256       5,497,569       349,946**      4,863,791**
--------------------------------------------------------------------------------
Class A***             22,578         262,516              --               --
--------------------------------------------------------------------------------
Class B***             14,452         168,728              --               --
--------------------------------------------------------------------------------
Class C***              6,845          79,128              --               --
--------------------------------------------------------------------------------
                                 $  7,049,915                     $  5,705,138
--------------------------------------------------------------------------------

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to February 28, 2001.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S.

*** For the period from July 2, 2001 (commencement of sales of Class A, B and C shares) to August 31, 2001.

The following table summarizes share and dollar activity in Scudder Select 1000 Growth Fund:

                         Six Months Ended                   Year Ended
                   August 31, 2001 (Unaudited)          February 28, 2001
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares sold
--------------------------------------------------------------------------------
Class AARP             39,725    $    408,412        158,718*     $ 2,039,137*
--------------------------------------------------------------------------------
Class S               243,021       2,447,751       910,406**     13,320,415**
--------------------------------------------------------------------------------
Class A***                778           7,793              --               --
--------------------------------------------------------------------------------
Class B***              2,134          20,472              --               --
--------------------------------------------------------------------------------
Class C***             28,013         281,000              --               --
--------------------------------------------------------------------------------
                                 $  3,165,428                     $ 15,359,552
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class AARP           (35,052)    $  (345,512)       (18,888)*     $ (226,430)*
--------------------------------------------------------------------------------
Class S             (354,315)     (3,554,664)     (682,926)**     (9,511,448)**
--------------------------------------------------------------------------------
Class A***                 --              --              --               --
--------------------------------------------------------------------------------
Class B***                 --              --              --               --
--------------------------------------------------------------------------------
Class C***                 --              --              --               --
--------------------------------------------------------------------------------
                                 $(3,900,176)                     $(9,737,878)
--------------------------------------------------------------------------------

                         Six Months Ended                   Year Ended
                   August 31, 2001 (Unaudited)          February 28, 2001
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP              4,673    $     62,900        139,830*     $ 1,812,707*
--------------------------------------------------------------------------------
Class S             (111,294)     (1,106,913)       227,480**      3,808,967**
--------------------------------------------------------------------------------
Class A***                778           7,793              --               --
--------------------------------------------------------------------------------
Class B***              2,134          20,472              --               --
--------------------------------------------------------------------------------
Class C***             28,013         281,000              --               --
--------------------------------------------------------------------------------
                                 $  (734,748)                     $  5,621,674
--------------------------------------------------------------------------------

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to February 28, 2001.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S.

*** For the period from July 2, 2001 (commencement of sales of Class A, B and C shares) to August 31, 2001.

G. Subsequent Event

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*                       William F. Glavin, Jr.*
   President and Trustee                    Vice President

Henry P. Becton, Jr.                     James E. Masur*
   Trustee; President,                      Vice President
   WGBH Educational
   Foundation                            Lois R. Roman*
                                            Vice President
Dawn-Marie Driscoll
   Trustee; President,                   Howard S. Schneider*
   Driscoll Associates;                     Vice President
   Executive Fellow,
   Center for Business                   Robert D. Tymoczko*
   Ethics, Bentley College                  Vice President

Edgar R. Fiedler                         John Millette*
   Trustee; Senior Fellow                   Vice President
   and Economic Counsellor,                 and Secretary
   The Conference Board, Inc.
                                         Kathryn L. Quirk*
Keith R. Fox                                Vice President and
   Trustee; General Partner,                Assistant Secretary
   The Exeter Group of Funds
                                         John R. Hebble*
Jean Gleason Stromberg                      Treasurer
   Trustee; Consultant
                                         Thomas Lally*
Jean C. Tempel                              Assistant Treasurer
   Trustee; Managing
   Director, First                       Brenda Lyons*
   Light Capital, LLC                       Assistant Treasurer

Steven Zaleznick                         Caroline Pearson*
   Trustee; President                       Assistant Secretary
   and Chief Executive
   Officer, AARP                         *   Zurich Scudder Investments, Inc.
   Services, Inc.

Thomas V. Bruns*
   Vice President

Investment Products and Services
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
 Scudder Funds
----------------------------------------------------------------------------------------------------

Core                                                     Global/International

   Scudder Blue Chip Fund                                   Scudder Emerging Markets Growth Fund
   Scudder Focus Value+Growth Fund                          Scudder Emerging Markets Income Fund
   Scudder Growth and Income Fund                           Scudder Global Fund
   Scudder Research Fund                                    Scudder Global Bond Fund
   Scudder S&P 500 Stock Fund                               Scudder Global Discovery Fund
   Scudder Select 500 Fund                                  Scudder Greater Europe Growth Fund
   Scudder Small Company Stock Fund                         Scudder International Fund
   Scudder Target 2011 Fund                                 Scudder International Research Fund
   Scudder Total Return Fund                                Scudder Latin America Fund
                                                            Scudder New Europe Fund
Growth                                                      Scudder Pacific Opportunities Fund
                                                            The Japan Fund, Inc.
   Scudder 21st Century Growth Fund
   Scudder Aggressive Growth Fund                        Income
   Scudder Capital Growth Fund
   Scudder Focus Growth Fund                                Scudder Cash Reserves Fund
   Scudder Growth Fund                                      Scudder Floating Rate Fund
   Scudder Large Company Growth Fund                        Scudder High-Yield Fund
   Scudder Select 1000 Growth Fund                          Scudder High-Yield Opportunity Fund
   Scudder Small Capitalization Equity Fund                 Scudder Income Fund
                                                            Scudder Short-Term Bond Fund
Value                                                       Scudder Strategic Income Fund
                                                            Scudder U.S. Government Securities Fund
   Scudder Contrarian Fund
   Scudder Dividend & Growth Fund                        Tax-Free Income
   Scudder-Dreman High Return Equity Fund
   Scudder Large Company Value Fund                         Scudder California Tax-Free Income Fund
   Scudder Small Cap Value Fund                             Scudder Florida Tax-Free Income Fund
                                                            Scudder High-Yield Tax-Free Fund
Sector                                                      Scudder Managed Municipal Bonds
                                                            Scudder Massachusetts Tax-Free Fund
   Scudder-Dreman Financial Services Fund                   Scudder Medium-Term Tax-Free Fund
   Scudder Gold Fund                                        Scudder New York Tax-Free IncomeFund
   Scudder Health Care Fund
   Scudder Technology Fund
   Scudder Technology Innovation Fund

Asset Allocation

   Scudder Pathway Conservative Portfolio
   Scudder Pathway Moderate Portfolio
   Scudder Pathway Growth Portfolio

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 Retirement Programs and Education Accounts
----------------------------------------------------------------------------------------------------

Retirement Programs                                         Education Accounts

   Traditional IRA                                             Education IRA
   Roth IRA                                                    UGMA/UTMA
   SEP-IRA                                                     IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities


----------------------------------------------------------------------------------------------------
 Closed-End Funds
----------------------------------------------------------------------------------------------------

   The Argentina Fund, Inc.                                 Scudder High Income Trust
   The Brazil Fund, Inc.                                    Scudder Intermediate Government Trust
   The Korea Fund, Inc.                                     Scudder Multi-Market Income Trust
   Montgomery Street Income Securities, Inc.                Scudder Strategic Income Trust
   Scudder Global High Income Fund, Inc.                    Scudder Strategic Municipal Income Trust
   Scudder New Asia Fund, Inc.                              Scudder Municipal Income Trust

----------------------------------------------------------------------------------------------------

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------


      Legal Counsel   Dechert

                      1775 I Street, N.W.
                      Washington, D.C. 20006
--------------------------------------------------------------------------------

        Shareholder   Scudder Investments Service Company
      Service Agent
                      P.O. Box 219151
                      Kansas City, MO 64121
--------------------------------------------------------------------------------

      Custodian and   State Street Bank and Trust Company
     Transfer Agent
                      225 Franklin Street
                      Boston, MA 02110
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        Independent   PricewaterhouseCoopers LLP
        Accountants
                      160 Federal Street
                      Boston, MA 02110
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          Principal   Scudder Distributors, Inc.
        Underwriter
                      222 South Riverside Plaza
                      Chicago, IL 60606
                      www.scudder.com
                      (800) 621-1048
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SCUDDER
INVESTMENTS



222 South Riverside Plaza
Chicago, IL 60606-5808




A member of [LOGO] Zurich Scudder Investments


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